FIRST AMENDMENT TO LOAN AGREEMENT


     THIS FIRST AMENDMENT AGREEMENT ("Amendment") made this 26th day of September, 1997 among HIRSCH INTERNATIONAL CORP., a Delaware corporation having its principal place of business at 200 Wireless Boulevard, Hauppauge, New York 11788 ("Hirsch" or a "Borrower"), HAPL LEASING CO., INC., a New York corporation having its principal place of business at 200 Wireless Boulevard, Hauppauge, New York 11788 ("HAPL" or a "Borrower") (Hirsch and HAPL sometimes referred to herein as a "Borrower" or collectively, as the "Borrowers"), SEWING MACHINE EXCHANGE, INC., an Illinois corporation having an office at 200 Wireless Boulevard, Hauppauge, New York 11788 ("SMX"), PULSE MICROSYSTEMS LTD., an Ontario, Canada corporation having its principal place of business at 2660 Meadowvale Boulevard, Unit 10, Mississauga, Ontario, Canada L5N6M6 ("Pulse"), SEDECO, INC., a Texas corporation having its principal place of business at 1124
W. Fuller Avenue, Fort Worth, Texas 76115 ("Sedeco") and HIRSCH EQUIPMENT CONNECTION, INC., a Delaware corporation having an office at 200 Wireless Boulevard, Hauppauge, New York 11788 ("Equipment") (Hirsch,( with respect to Loans made to HAPL), HAPL, (with respect to Loans made to and Letters of Credit issued for Hirsch), SMX, Pulse, Sedeco and Equipment being individually, a "Guarantor" and collectively, the "Guarantors"), THE BANK OF NEW YORK, a New York banking organization, having an office at 604 Broad Hollow Road, Melville New York 11747 ("BNY" or a "Bank") FLEET BANK, N.A., a national banking association, having an office at 300 Broad Hollow Road, Melville, New York ("Fleet" or a "Bank"), MELLON BANK, N.A., a national banking association, having an office at 176 EAB Plaza, West Tower, 11th Floor, Uniondale, New York 11556-0176 ("Mellon" or a "Bank") and THE BANK OF NEW YORK, as agent for the Banks (the "Agent"). W I T N E S S E T H :

     WHEREAS, Hirsch, HAPL, SMX, Sedeco and Pulse, and BNY and Fleet, as lending Banks, and BNY, as Agent, entered into a Loan Agreement dated as of the 7th day of January, 1997 (hereinafter the "Agreement"); and

     WHEREAS, BNY and Fleet have made loans to Hirsch as evidenced by and as to be evidenced by certain notes of Hirsch and specifying interest to be paid thereon; and

     WHEREAS, Hirsch has requested certain increases and changes in the revolving credit facility made available pursuant to the Agreement.

     NOW, THEREFORE, in consideration of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Hirsch, HAPL, the other Guarantors and the Banks and the Agent do hereby agree as follows:

     1. Defined Terms. As used in this Amendment, capitalized terms, unless otherwise defined, shall have the meanings set forth in the Agreement.

     2. Representations and Warranties. As an inducement for the Agent and the Banks to enter into this Amendment, Hirsch, HAPL and each of the other Guarantors represent and warrant as follows:

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     A. That with respect to the  Agreement and the Loan  Documents  executed in connection therewith and herewith:

     (i) There are no defenses or offsets to Hirsch's or any Guarantor's obligations under the Agreement, as in effect prior to or subsequent to this Amendment, the Notes or any of the Loan Documents or any other agreements in favor of the Agent or the Banks referred to in the Agreement, and if any such defenses or offsets exist without the knowledge of Hirsch or any Guarantor, the same are hereby waived.

     (ii) All of the representations and warranties made by Hirsch and any Guarantor in the Agreement, as amended hereby, are true and correct in all material respects as if made on the date hereof, except for those made with respect to a particular date, which such representations and warranties are restated as of such date; and provided further that the representations and warranties set forth in Section 4.01(f) of the Agreement shall relate to the consolidated financial statements of Hirsch and the Guarantors for the fiscal year ended January 31, 1997.

     (iii) The outstanding aggregate principal balance of the Revolving Credit Loans is $5,000,000.00 and interest has been paid through August 31, 1997.

     (iv) The outstanding aggregate L/C Exposure is $11,254,760.38.

     3. Amendment. The Agreement is hereby amended and restated to read as follows:

                       AMENDED AND RESTATED LOAN AGREEMENT

                   Dated and Restated as of September 26, 1997


     HIRSCH INTERNATIONAL CORP., a Delaware corporation having its principal place of business at 200 Wireless Boulevard, Hauppauge, New York 11788 ("Hirsch" or a "Borrower"), HAPL LEASING CO., INC., a New York corporation having its principal place of business at 200 Wireless Boulevard, Hauppauge, New York 11788 ("HAPL" or a "Borrower") (Hirsch and HAPL sometimes referred to herein as a "Borrower" or collectively, as the "Borrowers"), SEWING MACHINE EXCHANGE, INC., an Illinois corporation having an office at 200 Wireless Boulevard, Hauppauge, New York 11788 ("SMX"), PULSE MICROSYSTEMS LTD., an Ontario, Canada corporation having its principal place of business at 2660 Meadowvale Boulevard, Unit 10, Mississauga, Ontario, Canada L5N6M6 ("Pulse"), SEDECO, INC., a Texas corporation having its principal place of business at 1124 W. Fuller Avenue, Fort Worth, Texas 76115 ("Sedeco") and HIRSCH EQUIPMENT CONNECTION, INC., a Delaware corporation having an office at 200 Wireless Boulevard, Hauppauge, New York 11788 ("Equipment") (Hirsch, with respect to Loans made to HAPL, HAPL, with respect to Loans made to and Letters of Credit issued for Hirsch, SMX, Pulse, Sedeco and Equipment being individually, a "Guarantor" and collectively, the "Guarantors"), THE BANK OF NEW YORK, a New York banking organization, having an office at 604 Broad Hollow Road, Melville New York 11747 ("BNY" or a "Bank") FLEET BANK, N.A., a national banking association, having an office at 300 Broad Hollow Road, Melville, New York ("Fleet" or a "Bank"), MELLON BANK, N.A., a national banking association, having an office at 176 EAB Plaza, West Tower, 11th Floor, Uniondale, New York 11556-0176 ("Mellon" or a "Bank") and THE BANK OF NEW YORK, as agent for the Banks (the "Agent") hereby agree as follows:

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                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

     SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "ABR Applicable Margin" shall have the meaning set forth in Section 2.04 of this Agreement.

     "Adjusted LIBOR Rate" means, with respect to any Eurodollar Loan for any Interest Period, an interest rate per annum (rounded, if not already a whole multiple of 1/100 of one (.01%) percent to the nearest 1/100 of one (.01%) percent) determined by the Agent to be equal to the quotient of (a) the LIBOR Rate divided by (b) a percentage equal to 100% minus the Eurocurrency Reserve Requirement as determined by the Agent on the date the Adjusted LIBOR Rate is determined.

     "Affiliate" means, as to any Person (i) a Person which directly or indirectly controls, or is controlled by, or is under common control with, such Person; (ii) a Person which directly or indirectly beneficially owns or holds ten (10%) percent or more of any class of voting stock of, or ten (10%) percent or more of the equity interest in, such Person; or (iii) a Person ten (10%) percent or more of the voting stock of which, or ten (10%) or more of the equity interest of which, is directly or indirectly beneficially owned or held by such Person. The term control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

     "Agent" means The Bank of New York, or any bank which succeeds to the position of Agent, as provided in this Agreement.

     "Aggregate Hirsch Outstandings" means, at any time, the aggregate of (i) the principal amount of outstanding Revolving Credit Loans (Hirsch) and (ii) L/C Exposure.

     "Agreement" means this Amended and Restated Loan Agreement, as amended, supplemented or modified from time to time.

     "Alternate Base Rate" means, for any day, an interest rate per annum equal to the higher of (i) the Prime Rate in effect on such day (computed on the basis of the actual number of days elapsed over a year of 365/366 days) or (ii) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% (computed on the basis of the actual number of days elapsed over a year of 360 days). For purposes of this Agreement any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively. The Agent shall use its best efforts to notify the Borrower of any change in the Alternate Base Rate, but any failure of the Agent to so notify the Borrower shall not void or otherwise delay the effectiveness of the change in the Alternate Base Rate. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including, without limitation, the inability or failure of the Agent to obtain sufficient bids or publications in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (ii) of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist.

     "Alternate Base Rate Loan" means a Loan bearing interest at the Alternate Base Rate.

     "Arranger" means BNY Capital Markets, Inc.

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     "Bank" or  "Banks"  means one or more,  as the  context  requires,  of BNY,
Fleet, Mellon and each other lender which becomes a party to this Agreement.

     "Board of Governors" means the Board of Governors of the Federal Reserve System of the United States of America.

     "Borrowing Base" means eighty five (85%) percent of the book value, calculated in accordance with GAAP, of Eligible Lease Assets. The Agent and the Required Banks reserve the right to revise the advance rate, based on the results of a Collateral Audit.

     "Borrowing Base Certificate" means a certificate in the form of Exhibit D annexed hereto signed by the chief executive officer or the chief financial officer of HAPL and submitted to the Agent in accordance with Sections 3.05(l), 3.06(b) and 5.01(m) hereof.

     "Business Day" means a day of the year on which banks are not required or authorized to close in New York City, provided that, if the relevant day relates to a Eurodollar Loan, an Interest Period, or notice with respect to a Eurodollar Loan, the term "Business Day" shall mean a day on which dealings in dollar deposits are also carried on in the London interbank market and banks are open for business in London.

     "Capital Lease" means a lease which has been or should be, in accordance with GAAP, capitalized on the books of the lessee.

     "Collateral" shall have the meaning set forth in Section 3.05(i) hereof.

     "Collateral Audit" means an examination of the books and records of HAPL, to be performed by employees or other representatives of the Agent.

     "Commitment" means, with respect to each Bank, the aggregate obligations of such Bank to (i) make Revolving Credit Loans (Hirsch) and to make the Term Loans to Hirsch pursuant to the terms and conditions of this Agreement, (ii) make Revolving Credit Loans (HAPL) to HAPL pursuant to the terms and conditions of this Agreement and (iii) participate in Letters of Credit issued pursuant to the terms and conditions of this Agreement, in each case in the aggregate Dollar amount set forth in Schedule 1.0 A annexed hereto.

     "Commitment Letter" means the letter from BNY to Hirsch and HAPL, dated August 15, 1997 pursuant to which BNY agreed to extend forty five (45%) percent of a credit facility as described therein to each of Hirsch and HAPL and the Arranger agreed to use its best efforts to arrange, structure and syndicate such credit facilities.

     "Consolidated Affiliates" means, as to any Person, those Affiliates of such Person which are consolidated with such Person in the financial statements delivered pursuant to Section 5.01(b).

     "Consolidated Capital Expenditures" means, as to any Person, the aggregate amount of any expenditures (including purchase money Debt or purchase money Liens) by such Person and its Consolidated Affiliates for assets (including fixed assets acquired under Capital Leases) which it is contemplated will be used or usable in fiscal years subsequent to the year of acquisition, all computed and consolidated in accordance with GAAP.

     "Consolidated Current Liabilities" means, as to any Person, the aggregate amount of all liabilities of such Person and its Consolidated Affiliates (including tax and other proper accruals) which would be properly classified as current liabilities, all computed and consolidated in accordance with GAAP.

     "Consolidated Funded Debt" means, as to Hirsch and its Consolidated Affiliates, the aggregate of the Funded Debt of Hirsch and its Consolidated Affiliates, computed and consolidated in accordance with GAAP.

     "Consolidated  Tangible Net Worth" means,  as to any Person,  the excess of
(i) such Person's Consolidated Total Assets, less all intangible assets properly classified as such in accordance with GAAP, including, but without limitation, patents, patent rights, trademarks, trade names, franchises, copyrights, licenses, permits and goodwill, over (ii) such Person's Consolidated Total Liabilities.

     "Consolidated Total Assets" means, as to any Person, the aggregate net book value of the assets of such Person and its Consolidated Affiliates after all appropriate adjustments in accordance with GAAP (including without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization and excluding the amount of any write-up or revaluation of any asset).

     "Consolidated Total Liabilities" means, as to any Person, all of the liabilities of such Person and its Consolidated Affiliates, including all items which, in accordance with GAAP, would be included on the liability side of the balance sheet (other than capital stock, capital surplus and retained earnings) computed and consolidated in accordance with GAAP.

     "Debt" means, as to any Person, (i) all indebtedness or liability of such Person for borrowed money; (ii) indebtedness of such Person for the deferred purchase price of property or services (including trade obligations); (iii) obligations of such Person as a lessee under Capital Leases; (iv) current liabilities of such Person in respect of unfunded vested benefits under any Plan; (v) obligations of such Person under letters of credit issued for the account of such Person; (vi) obligations of such Person arising under acceptance facilities; (vii) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any other Person, or otherwise to assure a creditor against loss; (viii) obligations secured by any Lien on property owned by such Person whether or not the obligations have been assumed; and (ix) all other liabilities recorded as such, or which should be recorded as such, on such Person's financial statements in accordance with GAAP.

     "Default" means any of the events specified in Section 6.01 of this Agreement, whether or not any requirement for notice or lapse of time or any other condition has been satisfied.

     "Dollars" and the sign "$" mean lawful money of the United States of America.

     "EBITDA" means, as to Hirsch and its Consolidated Affiliates for any period, the sum of (i) net income (excluding extraordinary gains and excluding extraordinary losses), (ii) interest expense, (iii) depreciation expense, (iv) amortization of intangible assets and (v) federal, state and local income taxes paid, in each case measured for the Borrower and its Consolidated Affiliates on a consolidated basis for such period, computed and consolidated in accordance with GAAP.

     "Eligible Lease Assets" means a sales type lease or sales type leases of industrial or commercial embroidery equipment and related software and accessories supplied by Hirsch or any of the Guarantors, of which HAPL is the lessor and the lessee of which is not more than sixty (60) days past due in any payments due under the lease and which conform with the criteria for permanent Non-Recourse (as hereinafter defined) takeout by a Funding Source. Eligible Lease Assets shall not include (i) residual receivables on all leases, (ii) leases where the lessee is 60 days past due on any other obligation to HAPL,
(iii) leases  between HAPL and its  Affiliates,  (iv) leases aged over 12 months
(v) leases to lessees which are not located in the United States or Canada, (vi) leases repurchased by HAPL from any Funding Source, and (vii) leases to lessees that are the United States government or any agency or instrumentality of the United States government or any state or local government or agency. The Agent and the Required Banks reserve the right to revise the definition of "Eligible Lease Assets" based on the results of a Collateral Audit.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, the regulations promulgated thereunder and the published interpretations thereof as in effect from time to time.

     "ERISA Affiliate" means any trade or business (whether or not incorporated) which together with any other Person would be treated, with such Person, as a single employer under Section 4001 of ERISA.

     "Eurocurrency Reserve Requirement" means, with respect to the Adjusted LIBOR Rate for an Interest Period, the daily average of the stated maximum rate (expressed as a decimal) at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained at the beginning of such Interest Period under any regulation (including, but without limitation, Regulation D) promulgated by the Board of Governors (or any successor thereto or other governmental authority having jurisdiction over the Agent) by the Agent against "Eurocurrency liabilities" (as such term is used in Regulation D), but without benefit or credit for proration, exemptions or offsets that might otherwise be available to the Agent from time to time under Regulation D. Without limiting the effect of the foregoing, the Eurocurrency Reserve Requirement shall reflect any other reserves required to be maintained by the Agent against (1) any category of liabilities that includes deposits by reference to which the Adjusted LIBOR Rate is to be determined; or (2) any category of extension of credit or other assets that include loans bearing an Adjusted LIBOR Rate.

     "Eurodollar Loan" means a Loan bearing interest at a rate based on the Adjusted LIBOR Rate in accordance with the provisions of Article II hereof.

     "Event of Default" means any of the events specified in Section 6.01 of this Agreement, provided that any requirement for notice or lapse of time or any other condition has been satisfied.

     "Federal Funds Effective Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three (3) federal funds brokers of recognized standing selected by it.

     "Fixed Charge Coverage Ratio" means, as to Hirsch and its Consolidated Affiliates for any period, the ratio of (i) the difference between (a) EBITDA for such period and (b) the sum of (x) Consolidated Capital Expenditures for such period and (y) the amount of treasury stock of Hirsch acquired during such period to (ii) the sum of (a) the current portion (as of the last day of such period) of long term Debt (including Capital Leases), (b) interest expense for such period and (c) dividends payable in cash during such period on preferred stock described in clause (v) of the definition of "Funded Debt". The Fixed Charge Coverage Ratio shall be measured and tested at the end of each fiscal quarter and for a period covering the four (4) fiscal quarters then ended.

     "Funded  Debt" means,  as to any Person,  such Debt of such Person which is
(i) all indebtedness or liability for borrowed money; (ii) all indebtedness or liability for the deferred purchase price of property (excluding trade obligations); (iii) all obligations as a lessee under Capital Leases; (iv) all obligations to reimburse the Issuing Bank for the amount of all unmatured drafts accepted or deferred payment obligations incurred under Letters of Credit, and
(v) all liabilities of such Person under any preferred stock which, at the option of the holder or upon the occurrence of one or more certain events, is redeemable by such holder, or which, at the option of such holder is convertible into Debt.

     "Funded Debt to EBITDA Ratio" means, as to Hirsch and its Consolidated Affiliates for any period, the ratio of (i) Consolidated Funded Debt (as of the last day of such period) to (ii) EBITDA for such period. The Funded Debt to EBITDA Ratio shall be measured and tested at the end of each fiscal quarter and, in the case of EBITDA, for a period covering the four (4) fiscal quarters then ended.

     "Funding Source" means each of the funding sources set forth on Schedule 4.01(v), and any other Person to which HAPL sells sales type leases (or the right to receive payments under sales type leases or any other portion thereof) of embroidery equipment and related software and accessories of which HAPL is the lessor, including Eligible Lease Assets.

     "GAAP" means Generally Accepted Accounting Principles.

     "Generally Accepted Accounting Principles" means those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through the Financial Accounting Standards Board ("FASB") or through other appropriate boards or committees thereof and which are consistently applied for all periods so as to properly reflect the financial condition, operations and cash flows of a Person, except that any accounting principle or practice required to be changed by the FASB (or other appropriate board or committee of the FASB) in order to continue as a generally accepted accounting principle or practice may be so changed. Any dispute or disagreement between either of the Borrowers and the Agent relating to the determination of Generally Accepted Accounting Principles shall, in the absence of manifest error, be conclusively resolved for all purposes hereof by the written opinion with respect thereto, delivered to the Agent, of the independent accountants selected by such Borrower and approved by the Agent for the purpose of auditing the periodic financial statements of such Borrower.

     "Guarantor" or Guarantors" means one or more of Hirsch, HAPL, SMX, Pulse, Sedeco or Equipment, and any other Person required to guarantee the obligations of one or both of the Borrowers in accordance with Section 5.01(k) of this Agreement.

     "Guaranty" or "Guaranties" means the guaranty or guaranties executed and delivered by the Guarantors pursuant to Section 3.01(h), Section 3.05(h) or
Section 5.01(k) of this Agreement.

     "HAPL EBIT" shall mean, with respect to HAPL, earnings before interest, taxes and income from realization of residual value.

     "Hazardous Materials" includes, without limit, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 9601 et. seq.), and in the regulations adopted and publications promulgated pursuant thereto, or any other federal, state or local environmental law, ordinance, rule or regulation.

     "Intercreditor Agreement" means an intercreditor agreement between the Agent and a Funding Source, which shall provide, inter alia, that the Agent's security interest in a lease shall be terminated upon sale of such lease to such Funding Source, provided, however, that the Agent retains a first priority security interest in and lien against the residual value of each lease sold by HAPL to said Funding Source to the extent there exists a residual value in such lease and HAPL has an interest therein, which intercreditor agreement shall be in form and substance reasonably satisfactory to the Agent.

     "Interest Determination Date" means the date on which an Alternate Base Rate Loan is converted to a Eurodollar Loan and, in the case of a Eurodollar Loan, the last day of the applicable Interest Period.

     "Interest Payment Date" means (i) as to each Eurodollar Loan, (a) in the case of Eurodollar Loans with Interest Periods of less than three (3) months, the last day of such Interest Period and (b) in the case of Eurodollar Loans with Interest Periods of three (3) months or more, the last Business Day of each calendar quarter during the applicable Interest Period and the last day of the applicable Interest Period and (ii) as to each Alternate Base Rate Loan, the last Business Day of each month.

     "Interest Period" means as to any Eurodollar Loan, the period commencing on the date of such Eurodollar Loan and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as a Borrower may elect (or, if there is no numerically corresponding day, on the last Business Day of such month); provided, however, (i) that no Interest Period shall end later than the Maturity Date or the Term Loan Maturity Date, as applicable, (ii) if any Interest Period would end on a day which shall not be a Business Day, such Interest Period shall be extended to the next succeeding
Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (iii) no Interest Period in respect of a Eurodollar Loan representing a portion of the principal required to be paid in accordance with
Section 2.12 may be selected unless the outstanding Alternate Base Rate Loans and Eurodollar Loans for which the relevant Interest Periods end on or prior to the date of such payment are in an aggregate amount which will be sufficient to make such payment, (iv) interest shall accrue from and including the first day of such Interest Period to but excluding the date of payment of such interest, and (v) no Interest Period of particular duration with respect to a Eurodollar Loan may be selected by a Borrower if the Agent determines, in its sole, good faith discretion, that Eurodollar Loans with such maturities are not generally available.

     "Investment" means any stock, evidence of Debt or other security of any Person, any loan, advance, contribution of capital, extension of credit or commitment therefor, including without limitation the guaranty of loans made to others (except for current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms in the ordinary course of business) and any purchase of
(i) any security of another Person or (ii) any business or undertaking of any Person or any commitment or option to make any such purchase, or any other investment.

     "Issuing Bank" means BNY.

     "Letters of Credit" means trade letters of credit and standby letters of credit issued by the Issuing Bank for the account of Hirsch pursuant to the terms and conditions of this Agreement.

     "L/C Documents" means all documents required to be executed and delivered by Hirsch in connection with the issuance of Letters of Credit in accordance with the usual and customary practices of the Issuing Bank.

     "L/C Exposure" means, at any time, the aggregate of (i) the amount available to be drawn on all outstanding Letters of Credit, (ii) the aggregate amount of all unmatured drafts accepted and deferred payment obligations incurred by the Issuing Bank under any Letters of Credit (including such unmatured drafts accepted and/or deferred payment obligations incurred by BNY prior to the date of this Agreement and as identified on Schedule 1.01-C annexed hereto), and (iii) the amount of any payments made by the Issuing Bank under any Letters of Credit that has not been reimbursed by Hirsch.

     "LIBOR Applicable Margin" shall have the meaning set forth in Section 2.04 of this Agreement.

     "LIBOR Rate" means the rate, as reported by BNY to the Agent, quoted by BNY to leading banks in the interbank eurodollar market as the rate at which BNY is offering Dollar deposits in an amount equal approximately to the Eurodollar Loan of BNY to which an Interest Period shall apply for a period equal to such Interest Period, as quoted at approximately 11:00 a.m. two Business Days prior to the first day of such Interest Period.

     "Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority, or other security agreement or preferential arrangement, charge, or encumbrance of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction to evidence any of the foregoing.

     "Loan" or Loans" means Revolving Credit Loans (HAPL), Revolving Credit Loans (Hirsch) and Term Loans, or any or all as the context requires, and may refer to Alternate Base Rate Loans and/or Eurodollar Loans, as the context requires.

     "Loan Documents" means this Agreement, the Notes, the Guaranties, the Security Agreement, the L/C Documents, the Commitment Letter and any other document executed or delivered pursuant to this Agreement.

     "Material Adverse Change" means, as to any Person, (i) a material adverse change in the financial condition, business, operations, properties or results of operations of such Person or (ii) any event or occurrence which could have a material adverse effect on the ability of such Person to perform its obligations under the Loan Documents.

     "Maturity Date" means September 26, 2000.


     "Multiemployer Plan" means a Plan described in Section 4001(a)(3) of ERISA which covers employees of Hirsch or any ERISA Affiliate.

     "Non-Recourse" means, with respect to leases sold by HAPL, sales of leases to Funding Sources pursuant to which HAPL has no obligation to repurchase any lease due to non-performance by the lessee, or otherwise.

     "Note" or "Notes" means one or more of the Revolving Credit Notes (HAPL), the Revolving Credit Notes (Hirsch) or the Term Loan Notes as the context requires.

     "Other Acquisition" means a transaction which meets the definition of an "Acquisition" in the definition of "Permitted Acquisition" and satisfies the requirements of clauses (iv) and (v) thereof but which is not otherwise a Permitted Acquisition.

     "Other Acquisition Maximum Consideration" means $10,000,000.00.

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

     "Permitted Acquisition" means an acquisition by Hirsch or any Subsidiary by merger, consolidation or by purchase of a voting majority of the stock of another Person or the purchase of all or substantially all of the assets of another Person (or of a division or other operating component of another Person) (an "Acquisition") if all of the following conditions are met:

     (i) The Acquisition is identified as a "Permitted Acquisition" by Hirsch in writing to the Agent;

     (ii) The Person to be acquired is domiciled in, and generates the majority of its revenues from sources within, the United States or Canada;

     (iii) The majority of such Person's revenue is derived from one or more of the following lines of business: (a) distribution of embroidery equipment, (b) the production or distribution of embroidery related software, (c) distribution of embroidery supplies, (d) embroidery design, and/or (e) embroidery equipment servicing;

     (iv) The Agent and the Banks shall have received a certificate signed by the chief financial officer of Hirsch to the effect that (and including calculations indicating that) on a pro forma basis after giving effect to the
Acquisition: (a) all representations and warranties contained in the Loan Documents will remain true and correct, (b) Hirsch and HAPL will remain in compliance with all covenants contained in the Loan Documents, and (c) no Default or Event of Default has occurred and is continuing or will occur as a result of the consummation of the Acquisition; and

     (v) The Agent and the Banks shall have received (i) at least two (2) years of historical financial statements of such Person, and (ii) a set of projections (in the case of any Acquisition with consideration therefor of at least $1,000,000.00), setting forth in reasonable detail (with those stated assumptions set forth below) the pro forma effect of the Acquisition and showing compliance by Hirsch and HAPL with all covenants set forth in Section 5.03 of this Agreement for the next succeeding four quarters. The projections to be delivered hereunder shall include and specify the assumptions used to prepare such projections regarding growth of sales, margins on sales and cost savings resulting from the Acquisition.

     "Permitted Acquisition Loans" means Revolving Credit Loans (Hirsch), the proceeds of which are used to fund Permitted Acquisitions.

     "Permitted Acquisition Sublimit" means Twenty Million ($20,000,000.00) Dollars.

     "Permitted Investments" means, (i) direct obligations of the United States of America or any governmental agency thereof, or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof; (ii) time certificates of deposit having a maturity of two years or less issued by any commercial bank organized and existing under the laws of the United States or any state thereof and having aggregate capital and surplus in excess of $1,000,000,000.00; (iii) money market mutual funds having assets in excess of $2,500,000,000; (iv) commercial paper rated not less than P-1 or A-1 or their equivalent by Moody's Investor Services, Inc. or Standard & Poor's Corporation, respectively; (v) foreign exchange contracts with the Banks; (vi) treasury stock of the Borrower, (vii) tax exempt securities rated Prime 2 or better by Moody's Investor Services, Inc. or A-1 or better by Standard & Poor's Corporation or (viii) Inter Company Transactions permitted by Section 5.02(r) or Section 5.02(s).

     "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity or a federal, state or local government, or a political subdivision thereof or any agency of such government or subdivision.

     "Plan" means any employee benefit plan established, maintained, or to which contributions have been made by the Borrower or any ERISA Affiliate.

     "Prime Rate" means the prime commercial lending rate of the Agent as publicly announced to be in effect from time to time, each change in the Prime Rate to be effective on the date such change is announced to be effective.

     "Prohibited Transaction" means any transaction set forth in Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time.

     "Quick Asset Ratio" means, as to Hirsch and its Consolidated Affiliates, as of any date, the ratio of (i) the sum of (a) cash on hand or on deposit in banks, (b) readily marketable securities issued by the United States, (c) readily marketable commercial paper rated "A-2" or better by Standard and Poors Corporation (or having a similar rating by any similar organization which rates commercial paper), (d) certificates of deposit or banker's acceptances issued by commercial banks of recognized standing operating in the United States, and (e) accounts receivable to (ii) Consolidated Current Liabilities.

     "Regulation D" means Regulation D of the Board of Governors, as the same may be amended and in effect from time to time.

     "Regulation G" means Regulation G of the Board of Governors, as the same may be amended and in effect from time to time.

     "Regulation T" means Regulation T of the Board of Governors, as the same may be amended and in effect from time to time.

     "Regulation U" means Regulation U of the Board of Governors, as the same may be amended and in effect from time to time.

     "Regulation X" means Regulation X of the Board of Governors, as the same may be amended and in effect from time to time.

     "Reportable Event" means any of the events set forth in Section 4043 of ERISA.

     "Required Banks" means, (i) at any time while there are Revolving Credit Loans outstanding, those Banks having, in the aggregate, sixty six and two thirds (66 2/3%) percent of such Revolving Credit Loans, (ii) at any time while there are no Revolving Credit Loans outstanding but the Total Commitment is available, those Banks having, in the aggregate, sixty six and two thirds (66 2/3%) percent of the Total Commitment, and, (iii) after the Maturity Date, those Banks having, in the aggregate, sixty six and two-thirds (66 2/3%) percent of the outstanding principal amount of the Term Loans.

     "Revolving Credit Loan" or "Revolving Credit Loans" means one or more, as the context requires, of Revolving Credit Loans (HAPL) or Revolving Credit Loans (Hirsch).

     "Revolving Credit Loan (HAPL)" or "Revolving Credit Loans (HAPL)" means one or more, as the context requires, of the revolving credit loans made by the Banks to HAPL pursuant to the terms and conditions of this Agreement. "Revolving Credit Loan (Hirsch)" or "Revolving Credit Loans (Hirsch)" means one or more, as the context requires, of the revolving credit loans made by the Banks to Hirsch pursuant to the terms and conditions of this Agreement.

     "Revolving Credit Note (HAPL)" or "Revolving Credit Notes (HAPL)" means one or more, as the context requires, of the promissory notes of HAPL payable to the order of each of the Banks, in substantially the form of Exhibit B annexed hereto, evidencing the indebtedness of HAPL to each such Bank resulting from Revolving Credit Loans (HAPL) made by such Bank to HAPL pursuant to this Agreement.

     "Revolving Credit Note (Hirsch)" or "Revolving Credit Notes (Hirsch)" means one or more, as the context requires, of the promissory notes of Hirsch payable to the order of each of the Banks, in substantially the form of Exhibit A annexed hereto, evidencing the indebtedness of Hirsch to each such Bank resulting from Revolving Credit Loans made by such Bank to Hirsch pursuant to this Agreement.

     "Sedeco Tajima Agreement" means that certain distribution agreement dated as of February 21, 1991 among Sedeco, Tajima Industries Ltd., Nomura Trading Co., Inc. and Nomura (America) Corp., as same has been amended from time to time.

     "Subsidiary" means, as to any Person, any corporation, partnership, limited liability company, joint venture or other Person whether now existing or hereafter organized or acquired: (i) in the case of a corporation, of which a majority of the securities having ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) are at the time owned by such Person and/or one or more Subsidiaries of such Person or (ii) in the case of a partnership, limited liability company, joint venture or similar entity, of which a majority of the partnership, membership or other ownership interests are at the time owned by such Person and/or one or more of its Subsidiaries.

     "Tajima Agreement" means that certain distribution agreement dated as of February 21, 1991 among Hirsch, Tajima Industries Ltd., Nomura Trading Co., Ltd. and Nomura (America) Corp., as same has been amended from time to time.

     "Term Loan" or "Term Loans" means one or more, as the context requires, of the term loans made by the Banks to Hirsch pursuant to the terms and conditions of this Agreement.

     "Term Loan Installment Date" shall mean (i) the day that is ninety (90) days after the making of the Term Loans and (ii) the same day of each third month thereafter.

     "Term Loan Maturity Date" means September 26, 2003.

     "Term Loan Note" or "Term Loan Notes" means one or more, as the context requires, of the promissory notes of Hirsch payable to the order of each of the Banks, in substantially the form of Exhibit C annexed hereto, evidencing the indebtedness of Hirsch to each such Bank resulting from the Term Loan made by such Bank to Hirsch pursuant to this Agreement.

     "Total Commitment" means the aggregate of the Commitments of each of the Banks, which, on the date of this Agreement, is Seventy Million ($70,000,000.00) Dollars.

     "Total Commitment (HAPL)" means the aggregate of the Commitments of the Banks to make Revolving Credit Loans (HAPL), which, on the date of this Agreement, is Ten Million ($10,000,000.00) Dollars.

     "Total Commitment (Hirsch)" means the aggregate of the Commitments of the Banks to make Revolving Credit Loans (Hirsch) and to make the Term Loans to Hirsch and to participate in Letters of Credit issued on behalf of Hirsch, which, on the date of this Agreement, is Sixty Million ($60,000,000.00) Dollars.

     "Unused  Facility  Fee" means the fee payable  pursuant to Section  2.06 or
Section 2.25 of this Agreement.

     "Working Capital Sublimit" means $30,000,000.00.

     SECTION 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

     SECTION 1.03. Accounting Terms. Except as otherwise herein specifically provided, each accounting term used herein shall have the meaning given to it under GAAP.

                                   ARTICLE II

                          AMOUNT AND TERMS OF THE LOANS

     SECTION 2.01. The Revolving Credit Loans (Hirsch). (a) The Banks agree, severally but not jointly, on the terms and subject to the conditions of this Agreement, and in reliance upon the representations and warranties of the Borrowers and the Guarantors set forth in this Agreement that the Banks will, until the Maturity Date, lend to Hirsch such Revolving Credit Loans (Hirsch) as Hirsch may request from time to time, which Loans may be borrowed, repaid and reborrowed, provided, however, that (v) the Aggregate Hirsch Outstandings at any one time shall not exceed the Total Commitment (Hirsch) as it may be reduced pursuant to Section 2.07 hereof, (w) each Bank's pro rata share of Revolving Credit Loans (Hirsch) and L/C Exposure shall not exceed its pro rata share of the Total Commitment (Hirsch), (x) Revolving Credit Loans (Hirsch) shall not exceed the Working Capital Sublimit, (y) the aggregate principal amount of Permitted Acquisition Loans made during the term of this Agreement shall not exceed the Permitted Acquisition Sublimit and (z) if all or any part of a Permitted Acquisition Loan is repaid, such amount may not be reborrowed as a Permitted Acquisition Loan.

     (b) Each Revolving Credit Loan (Hirsch) shall be an Alternate Base Rate Loan or a Eurodollar Loan (or a combination thereof) as Hirsch may request subject to and in accordance with Section 2.02. Any Bank may at its option make any Eurodollar Loan by causing a foreign branch or affiliate to make such Loan, provided that any exercise of such option shall not affect the obligation of Hirsch to repay such Loan in accordance with the terms of such Bank's Revolving Credit Note. Subject to the other provisions of this Agreement, Revolving Credit Loans (Hirsch) of more than one type may be outstanding at the same time provided, however, that not more than six (6) Eurodollar Loans may be outstanding at the same time.

     SECTION 2.02. Notice of Revolving Credit Loans.

     (a) Hirsch shall give the Agent irrevocable written, telex, telephonic (immediately confirmed in writing) or facsimile notice (i) at least two (2) Business Days prior to each Revolving Credit Loan (Hirsch) comprised in whole or in part of one or more Eurodollar Loans (subject to availability) and (ii) prior to 11:00 a.m. on the day of each Revolving Credit Loan (Hirsch) consisting solely of an Alternate Base Rate Loan. Upon receipt of such notice, the Agent shall promptly notify each Bank of the contents thereof and of the amount, type and other relevant information regarding the Loan requested. Thereupon, each Bank shall, not later than 2:00 p.m. (New York time), transfer immediately available funds equal to such Bank's share of the requested borrowing to the Agent, which, provided the conditions of Section 3.01 and 3.02 of this Agreement have been met, shall thereupon transfer immediately available funds equal to the requested borrowing to Hirsch's account with the Agent. If a notice of borrowing is received by the Agent after 11:00 a.m. on a Business Day, such notice shall be deemed to have been given on the next succeeding Business Day. Any Bank's failure to make any requested Loan shall not relieve any other Bank of its obligation to make such Loan, but such other Bank shall not be liable for such failure of the first Bank.

     (b) Each notice given pursuant to this Section 2.02 shall specify the date of such borrowing, the amount thereof and whether such Loan is to be (or what portion or portions thereof are to be) an Alternate Base Rate Loan or a Eurodollar Loan and, if such Loan or any portion thereof is to consist of one or more Eurodollar Loans, the principal amounts thereof and Interest Period or Interest Periods with respect thereto. If no election as to a type of Loan is specified in such notice, such Loan (or portion thereof as to which no election is specified) shall be an Alternate Base Rate Loan. If no election as to the Interest Period is specified in such notice with respect to any Eurodollar Loan, Hirsch shall be deemed to have selected an Interest Period of one month's duration and if a Eurodollar Loan is requested when such Loans are not available, Hirsch shall be deemed to have requested an Alternate Base Rate Loan.

     (c) Hirsch shall have the right, on such notice to the Agent as is required pursuant to (a) above, (x) to continue any Eurodollar Loan or a portion thereof into a subsequent Interest Period (subject to availability) and (y) to convert an Alternate Base Rate Loan into a Eurodollar Loan (subject to availability) subject to the following:

     (i) if a Default or an Event of Default shall have occurred and be continuing at the time of any proposed conversion or continuation only Alternate Base Rate Loans shall be available;

     (ii) in the case of a continuation or conversion of fewer than all Loans, the aggregate principal amount of each Eurodollar Loan continued or into which a Loan is converted shall be in the minimum principal amount of $250,000.00 and in minimum increased multiples of $100,000.00;

     (iii) each continuation or conversion shall be effected by each Bank applying the proceeds of the new Loan to the Loan (or portion thereof) being continued or converted;

     (iv) if the new Loan made as a result of a continuation or conversion shall be a Eurodollar Loan, the first Interest Period with respect thereto shall commence on the date of continuation or conversion;

     (v) each request for a Eurodollar Loan which shall fail to state an applicable Interest Period shall be deemed to be a request for an Interest Period of one month's duration and each request for a Eurodollar Loan made when such Loans are not available shall be deemed to be a request for an Alternate Base Rate Loan;

     (vi) in the event that Hirsch shall not give notice to continue a Eurodollar Loan as provided above, such Loan shall automatically be converted into an Alternate Base Rate Loan at the expiration of the then current Interest Period.

     (d) Unless the Agent shall have received notice from a Bank prior to 2:00 p.m. (New York time) on the requested date, that such Bank will not make available to the Agent the Loan requested to be made on such date, the Agent may assume that such Bank has made such Loan available to the Agent on such date in accordance with Section 2.01(a) and the Agent in its sole discretion may, in reliance upon such assumption, make available to Hirsch on such date a corresponding amount on behalf of such Bank. If and to the extent such Bank shall not have so made available to the Agent the Loan requested to be made on such date and the Agent shall have so made available to Hirsch a corresponding amount on behalf of such Bank, such Bank shall, on demand, pay to the Agent such corresponding amount together with interest thereon, at the Federal Funds Effective Rate, for each day from the date such amount shall have been so made available by the Agent to Hirsch until the date such amount shall have been repaid to the Agent. If such Bank does not pay such corresponding amount promptly upon the Agent's demand therefor, the Agent shall promptly notify Hirsch and Hirsch shall, not later than one (1) Business Day following such notice, repay such corresponding amount to the Agent together with accrued interest thereon at the applicable rate or rates provided in Section 2.04.

     SECTION 2.03. Revolving Credit Notes (Hirsch). (a) Each Revolving Credit Loan (Hirsch) shall be (i) in the case of each Alternate Base Rate Loan in the minimum principal amount of $100,000.00, and in minimum increased multiples of $100,000.00 and (ii) in the case of each Eurodollar Loan in the minimum principal amount of $250,000.00 and in minimum increased multiples of $100,000.00 (except that, if any such Alternate Base Rate Loan so requested shall exhaust the remaining available Total Commitment (Hirsch) or the Working Capital Sublimit, such Alternate Base Rate Loan may be in an amount equal to the amount of the remaining available Total Commitment (Hirsch), or the Working Capital Sublimit, as applicable). Each Revolving Credit Loan (Hirsch) shall be evidenced by the Revolving Credit Notes (Hirsch). Each Revolving Credit Note (Hirsch) shall be dated the date hereof and be in the principal amount set forth next to the applicable Bank's name on Schedule 1.01 annexed hereto, and shall mature on the Maturity Date, at which time the entire outstanding principal balance and all interest thereon shall be due and payable. Each Revolving Credit Note (Hirsch) shall be entitled to the benefits and subject to the provisions of this Agreement.

     (b) At the time of the making of each Revolving Credit Loan (Hirsch) and at the time of each payment of principal thereon, each Bank is hereby authorized by Hirsch to make a notation on the schedule annexed to its Revolving Credit Note
(Hirsch) of the date and amount, and the type and Interest Period, if applicable, of the Revolving Credit Loan (Hirsch) or payment, as the case may be. Failure to make a notation with respect to any Revolving Credit Loan (Hirsch) shall not limit or otherwise affect the obligation of Hirsch hereunder or under the applicable Revolving Credit Note (Hirsch) with respect to such Revolving Credit Loan (Hirsch), and any payment of principal by Hirsch shall not be affected by the failure to make a notation thereof on said schedule.

     SECTION 2.04. Payment of Interest on the Revolving Credit Notes (Hirsch).

     (a) In the case of an Alternate Base Rate Loan, interest shall be payable at a rate per annum equal to the Alternate Base Rate plus the ABR Applicable Margin. Such interest shall be payable on each Interest Payment Date, commencing with the first Interest Payment Date after the date of such Alternate Base Rate Loan and on the Maturity Date. Any change in the rate of interest on the Revolving Credit Notes (Hirsch) due to a change in the Alternate Base Rate or a change in the ABR Applicable Margin shall take effect as of the date of such change in the Alternate Base Rate or ABR Applicable Margin, as applicable.

     (b) In the case of a Eurodollar Loan, interest shall be payable at a rate per annum equal to the Adjusted LIBOR Rate plus the LIBOR Applicable Margin. Such interest shall be payable on each Interest Payment Date, commencing with the first Interest Payment Date after the date of such Eurodollar Loan and on the Maturity Date. In the event Eurodollar Loans are available, the Agent shall determine the rate of interest applicable to each requested Eurodollar Loan for each Interest Period at 11:00 a.m., New York City time, or as soon as practicable thereafter, two (2) Business Days prior to the commencement of such Interest Period and shall use its best efforts to notify Hirsch and the Banks of the rate of interest so determined. Such determination shall be conclusive absent manifest error.

     (c) The ABR Applicable Margin and the LIBOR Applicable Margin shall each be determined on the basis of Hirsch's Funded Debt to EBITDA Ratio, as calculated based on the Hirsch's consolidated financial statements for its most recent fiscal quarter. The ABR Applicable Margin and the LIBOR Applicable Margin shall be determined as follows:

     (i) The initial ABR Applicable Margin shall be -0- basis points and the initial LIBOR Applicable Margin shall be 100 basis points, and shall be applicable until delivery of Hirsch's financial statements for its fiscal year ending January 31, 1997 pursuant to Section 5.01(b) hereof (subject to increase in the event that Hirsch fails to deliver such statements as required below).

     Beginning with delivery of Hirsch's financial statements for the fiscal year ending January 31, 1997, and for each fiscal quarter thereafter:

     (ii) If Hirsch's Funded Debt to EBITDA Ratio as of the end of such fiscal quarter is less than 1.25 to 1.00, the ABR Applicable Margin shall be -0- basis points and the LIBOR Applicable Margin shall be 62.5 basis points.

     (iii) If Hirsch's Funded Debt to EBITDA Ratio as of the end of such fiscal quarter is equal to or greater than 1.25 to 1.00 but less than 1.85 to 1.00, the ABR Applicable Margin shall be -0- basis points and the LIBOR Applicable Margin shall be 87.5 basis points.

     (iv) If Hirsch's Funded Debt to EBITDA Ratio as of the end of such fiscal quarter is equal to or greater than 1.85 to 1.00 but less than 2.00 to 1.00, the ABR Applicable Margin shall be -0- basis points and the LIBOR Applicable Margin shall be 112.5 basis points.

     (v) If Hirsch's Funded Debt to EBITDA Ratio as of the end of such fiscal quarter is equal to or greater than 2.00 to 1.00, the ABR Applicable Margin shall be -0- basis points and the LIBOR Applicable Margin shall be 137.5 basis points.

     In the event that Hirsch fails to deliver any financial statements or the related certificate within five (5) days of the due date therefor set forth in
Section 5.01(b)(i), (ii) or (iv) hereof, unless an Event of Default is declared as a result of such failure, the ABR Applicable Margin shall be -0- basis points and the LIBOR Applicable Margin shall be 137.5 basis points until Hirsch delivers all required financial statements and certificates at which time the ABR Applicable Margin and the LIBOR Applicable Margin shall be redetermined as provided for in this Section 2.04.

     Upon the occurrence and during the continuance of a Default or an Event of Default the ABR Applicable Margin and the LIBOR Applicable Margin may, as a result of changes in the Hirsch's Funded Debt to EBITDA Ratio, increase but will not decrease.

     (d) All interest shall be paid to the Agent for the pro rata distribution to the Banks.

     SECTION 2.05. Use of Proceeds. (a) The proceeds of the Revolving Credit Loans (Hirsch) shall be used by Hirsch (i) to finance working capital of Hirsch and, subject to the limitations set forth in Section 5.02(r) and Section 5.02(s), to finance working capital of its Subsidiaries and (ii) subject to the Permitted Acquisition Sublimit, to finance Permitted Acquisitions. No part of the proceeds of any Loan may be used for any purpose that directly or indirectly violates or is inconsistent with, the provisions of Regulations G, T, U or X.

     (b) Letters of Credit shall be issued exclusively to finance trade transactions and other commercial transactions related to the working capital needs of Hirsch and its Subsidiaries.

     SECTION 2.06. Fees. (a) Hirsch agrees to pay to the Agent, for the pro rata distribution to the Banks, from the date of this Agreement and for so long as the Total Commitment (Hirsch) remains in effect, on the first Business Day of each calendar quarter, and on any day that the Total Commitment (Hirsch) is reduced or terminated, an Unused Facility Fee computed at a rate per annum as determined below (computed on the basis of the actual number of days elapsed over 360 days) on the average daily unused amount of the Total Commitment (Hirsch), such Unused Facility Fee being payable for the calendar quarter, or part thereof, preceding the payment date. The Unused Facility Fee shall be determined as follows, on the basis of Hirsch's Funded Debt to EBITDA Ratio, as calculated based on Hirsch's financial statements for its most recent fiscal quarter.

     (i) The initial Unused Facility Fee shall be 0.15% per annum and shall be applicable until delivery of Hirsch's financial statements for its fiscal year ending January 31, 1997 pursuant to Section 5.01(b) hereof (subject to increase in the event that Hirsch fails to deliver such statements as required below).

     Beginning with delivery of Hirsch's financial statements for the fiscal year ending January 31, 1997, and for each fiscal quarter thereafter:

     (ii) If Hirsch's Funded Debt to EBITDA Ratio as of the end of such fiscal quarter is less than 1.25 to 1.00, the Unused Facility Fee shall be 0.10% per annum.

     (iii) If Hirsch's Funded Debt to EBITDA Ratio as of the end of such fiscal quarter is equal to or greater than 1.25 to 1.00 but less than 1.85 to 1.00, the Unused Facility Fee shall be 0.15% per annum.

     (iv) If Hirsch's Funded Debt to EBITDA Ratio as of the end of such fiscal quarter is equal to or greater than 1.85 to 1.00 but less than 2.00 to 1.00, the Unused Facility Fee shall be 0.1875% per annum.

     (v) If Hirsch's Funded Debt to EBITDA Ratio as of the end of such fiscal quarter is equal to or greater than 2.00 to 1.00, the Unused Facility Fee shall be 0.20% per annum.

     In the event that Hirsch fails to deliver any financial statements or the related certificate within five (5) days of the due date therefor set forth in
Section 5.01(b)(i), (ii) or (iv) hereof, unless an Event of Default is declared as a result of such failure, the Unused Facility Fee shall be 0.20% per annum until Hirsch delivers all required financial statements and certificates.

     Upon the occurrence and during the continuance of a Default or an Event of Default the Unused Facility Fee may, as a result of changes in Hirsch's Funded Debt to EBITDA Ratio, increase but will not decrease.

     (b) Hirsch agrees to pay to the Agent, for its services as Agent hereunder, those fees, charges and expenses as Hirsch and the Agent may mutually agree.

     SECTION 2.07. Reduction of Commitment. (a) Upon at least three (3) Business Days' prior written notice to the Agent, Hirsch may irrevocably elect to have the unused Total Commitment (Hirsch) terminated in whole or reduced in part provided, however, that any such partial reduction shall be in a minimum amount of $1,000,000.00, or whole multiples thereof. The Total Commitment, once terminated or reduced, shall not be reinstated without the express written approval of the Agent and the Banks. Any reduction to the Total Commitment (Hirsch) shall be applied pro rata to the respective Commitments of each Bank.

     (b) In the event that Hirsch, Tajima Industries Ltd., or any other party to the Tajima Agreement gives notice that it intends to terminate the Tajima Agreement, the Total Commitment (Hirsch) shall automatically, and without notice from the Agent or the Banks, terminate and the Aggregate Hirsch Outstandings shall be paid or provided for as provided in Section 2.08 of this Agreement.

     (c) In the event that (i) any party to the Sedeco Tajima Agreement gives notice that it intends to terminate the Sedeco Tajima Agreement, and (ii) that at the time of such notice sales of equipment made under the Sedeco Tajima Agreement represent five (5%) percent or more of total consolidated equipment sales of Hirsch then, upon notice from the Agent (i) the Permitted Acquisition Sublimit shall be reduced by such percentage (rounded upwards, if necessary, to the nearest multiple of $50,000.00), and (ii) the Total Commitment (Hirsch) shall be reduced by such percentage (rounded upwards, if necessary, to the nearest multiple of $50,000.00) (and the Commitments of each Bank shall be reduced pro-rata). Any Aggregate Hirsch Outstandings required to be repaid as a result of such termination shall be paid or provided for as provided in Section 2.08(f) of this Agreement.

     SECTION 2.08. Prepayment. (a) Hirsch shall have the right at any time and from time to time to prepay any Alternate Base Rate Loan, in whole or in part, without premium or penalty on one (1) Business Day's prior irrevocable written notice to the Agent provided, however, that each such prepayment shall be on a Business Day and shall be in an aggregate principal amount which is in the minimum amount of $100,000.00 and in increased integral multiples of $100,000.00.

     (b) Hirsch shall have the right at any time and from time to time, subject to the provisions of this Agreement, including but without limitation Section 2.30, to prepay any Eurodollar Loan, in whole or in part, on three (3) Business Days' prior irrevocable written notice to the Agent, provided, however, that each such prepayment shall be on a Business Day and shall be in an aggregate principal amount which is in the minimum amount of $250,000.00 and in increased integral multiples of $100,000.00

     (c) The notice of prepayment under this Section 2.08 shall set forth the prepayment date and the principal amount of the Loan being prepaid and shall be irrevocable and shall commit Hirsch to prepay such Loan by the amount and on the date stated therein. All prepayments shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment. Each prepayment under this Section 2.08 shall be applied first towards unpaid interest on the amount being prepaid and then towards the principal in whole or partial prepayment of Loans as specified by Hirsch. In the absence of such specification, amounts being prepaid shall be applied first to any Alternate Base Rate Loan then outstanding and then to Eurodollar Loans in the order of the nearest expiration of their Interest Periods.

     (d) At any time that the Aggregate Hirsch Outstandings exceed the Total Commitment (Hirsch), Hirsch shall first, prepay so much of the Revolving Credit Loans (Hirsch) as shall exceed the Total Commitment (Hirsch) and second, if Aggregate Hirsch Outstandings still exceed the Total Commitment (Hirsch), deposit with the Agent for the benefit of the Issuing Bank cash collateral for any undrawn and outstanding Letters of Credit in an amount equal to the amount by which the remaining Aggregate Hirsch Outstandings exceed the Total Commitment (Hirsch). Any such prepayments shall be applied as set forth in (c) above and if such prepayments of Revolving Credit Loans (Hirsch) shall result in a prepayment of a Eurodollar Loan other than on the last day of its Interest Period, such prepayment shall be subject to the reimbursement required by Section 2.30.

     (e) In the event that Hirsch, Tajima Industries Ltd. or any other party to the Tajima Agreement gives notice that it intends to terminate the Tajima Agreement, the Total Commitment shall terminate and the then outstanding principal balance of Revolving Credit Loans (Hirsch) (including Permitted Acquisition Loans) shall be repaid in equal quarterly installments, each due on the first day of each calendar quarter, beginning with the first such day after said notice of termination. Such outstanding balance shall be payable over the shorter of (i) twelve (12) quarterly installments or (ii) the number of full calendar quarters between the date of notice of termination and the Maturity Date. The payments required by this sub-section (e) shall be applied as set forth, and subject to the other provisions of, this Section 2.08.

     (f) In the event that any party to the Sedeco Tajima Agreement gives notice that it intends to terminate the Sedeco Tajima Agreement, the difference between
(i) the outstanding principal balance of Revolving Credit Loans (Hirsch) (including Permitted Acquisition Loans) and (ii) the amount of the Total
Commitment (Hirsch), as reduced as a result of the termination of the Sedeco Tajima Agreement, shall be repaid in equal quarterly installments, each due on the first day of each calendar quarter, beginning with the first such day after said notice of termination. Such outstanding balance shall be payable over the shorter of (i) twelve (12) quarterly installments or (ii) the number of full calendar quarters between the date of notice of termination and the Maturity Date. The payments required by this sub-section (f) shall be applied as set forth, and subject to the other provisions of, this Section 2.08.

     SECTION 2.09. The Term Loans. The Banks hereby agree, severally but not jointly, on the second anniversary of the date of this Agreement and on the Maturity Date, and on the terms and conditions and in reliance upon the representations and warranties of Hirsch and the Guarantors hereinafter set forth in this Agreement, and provided no Default or Event of Default has occurred and is continuing, or would result from the making of the Term Loan, to convert the then outstanding principal balance of Permitted Acquisition Loans to a Term Loan and Hirsch agrees to convert such amounts by executing and delivering to the Agent, for delivery to the Banks, the Term Loan Notes. Any Permitted Acquisition Loans then outstanding shall be converted to Term Loan on the second anniversary of the date of this Agreement and any Permitted Acquisition Loans then outstanding shall be converted into a Term Loan on the Maturity Date. The Term Loans, or portions thereof, shall be Alternate Base Rate Loans or Eurodollar Loans (or a combination thereof) as Hirsch may request subject to and in accordance with Section 2.10 hereof. Any Bank may at its option make any Eurodollar Loan by causing a foreign branch or affiliate to make such Loan, provided that any exercise of such option shall not affect the obligation of Hirsch to repay such Loan in accordance with the terms of the Notes. SECTION 2.10. Notice of Term Loan Designations. (a) Hirsch may elect to designate the Term Loan (or a portion thereof) as an Alternate Base Rate Loan or a Eurodollar Loan by so specifying in the irrevocable notice given pursuant to this Section 2.10; provided, however, that each Eurodollar Loan requested of the Agent for any specific Interest Period shall be in the minimum principal amount of $250,000.00 and in minimum integral multiples of $100,000.00 thereafter.

     (b) Hirsch shall give the Agent irrevocable written, telex, telephonic (immediately confirmed in writing) or facsimile notice (i) at least two (2) Business Days' prior to each election to designate each Term Loan (or a portion thereof) as a Eurodollar Loan, and (ii) prior to 11:00 a.m. on the day of each election to designate each Term Loan (or a portion thereof) as an Alternate Base Rate Loan, in each case specifying the date (which shall be a Business Day) thereof and the aggregate principal amount and, if any portion thereof is to consist of one or more Eurodollar Loans, the respective principal amounts and Interest Periods for each such Eurodollar Loan; provided that:

     (i) if Hirsch shall fail to specify the duration of an Interest Period with regard to any Eurodollar Loan in its notice, the Interest Period shall be for a period of one month; and

     (ii) if Hirsch shall fail to specify the type of Loan requested, the request shall be deemed to be a request for an Alternate Base Rate Loan.

     (c) Upon receipt of such notice, the Agent shall promptly notify each Bank of the contents thereof and of the amount, type and other relevant information regarding the Loan requested.

     SECTION 2.11. Term Loan Notes. The Term Loans shall be evidenced by the Term Loan Notes. The Term Loan Notes shall be dated as of the date any Revolving Credit Loan (Hirsch) is converted into a Term Loan and each of the Term Loan Notes shall mature on the Term Loan Maturity Date at which time the entire outstanding principal balance and all interest thereon shall be due and payable. The Term Loan Notes shall be entitled to the benefits and subject to the provisions of this Agreement.

     SECTION 2.12. Repayment of Term Loan Notes. (a) The principal balance of each of the Term Loan Notes shall be payable in equal quarterly installments, each due on a Term Loan Installment Date, beginning on the first such day after the date the Term Loan is made and continuing on each Term Loan Installment Date thereafter. The Term Loans shall be repaid in such number of installments as equal the number of calendar quarters occurring between the date of such Term Loan and the Term Loan Maturity Date. Each of such quarterly principal installments shall be in an amount equal to (i) one sixteenth (1/16th), in the case of Term Loans made or the second anniversary of the date of this Agreement and (ii) one twelfth (1/12th), in the case of Term Loans made on the Maturity Date, of the principal amount of the Permitted Acquisition Loans so converted to the Term Loan and the final such quarterly principal installment shall be in an amount equal to the then aggregate outstanding principal balance of the Term Loan Notes.

     (b) All payments of installments on the Term Loan Notes shall be made to the Agent for the pro rata distributions to the Banks.

     SECTION 2.13. Payment of Interest on the Term Loan Notes. (a) In the case of an Alternate Base Rate Loan, interest shall be payable at a rate per annum equal to the Alternate Base Rate plus the ABR Applicable Margin. Such interest shall be payable to the Agent, for the pro rata distribution to the Banks, on each Interest Payment Date, commencing with the first Interest Payment Date after the date of such Alternate Base Rate Loan, on each Interest Determination Date and on the Term Loan Maturity Date. Any change in the rate of interest on the Term Loan Notes due to a change in the Alternate Base Rate or a change in the ABR Applicable Margin shall take effect as of the date of such change in the Alternate Base Rate or the ABR Applicable Margin.

     (b) In the case of a Eurodollar Loan, interest shall be payable at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Adjusted LIBOR Rate plus the LIBOR Applicable Margin. Such interest shall be payable to the Agent, for the pro rata distribution to the Banks on each Interest Payment Date, commencing with the first Interest Payment Date after the date of such Eurodollar Loan, on each Interest Determination Date and on the Term Loan Maturity Date. The Agent shall determine the rate of interest applicable to each requested Eurodollar Loan for each Interest Period at 11:00 a.m., New York City time, or as soon as practicable thereafter, two (2) Business Days prior to the commencement of such Interest Period and shall notify Hirsch of the rate of interest so determined. Such determination shall be conclusive absent manifest error.

     (c) The ABR Applicable Margin and the LIBOR Applicable Margin shall each be determined on the basis of Hirsch's Funded Debt to EBITDA Ratio, as calculated based on Hirsch's financial statements for its most recent fiscal quarter. The ABR Applicable Margin and the LIBOR Applicable Margin shall be determined as set forth in Section 2.04(c) of this Agreement.

     SECTION 2.14. Conversion and Continuation of Loans. Hirsch shall have the right, at any time, on such notice to the Agent as set forth in Section 2.10(b) of this Agreement, (i) to continue any Eurodollar Loan or portion thereof into a subsequent Interest Period (subject to availability) or (ii) to convert an Alternate Base Rate Loan into a Eurodollar Loan (subject to availability), subject to the following:

     (a) no Default or Event of Default shall have occurred and be continuing at the time of any proposed conversion or continuation;

     (b) in the case of a continuation or conversion of fewer than all Loans, the aggregate principal amount of each Eurodollar Loan continued or converted shall be in the minimum amount of $250,000.00 and in increased integral multiples of $100,000.00;

     (c) each continuation or conversion shall be effected by each Bank applying the proceeds of the new Loan to the Loan (or portion thereof) being continued or converted;

     (d) if the new Loan made as a result of a continuation or conversion shall be a Eurodollar Loan, the first Interest Period with respect thereto shall commence on the date of continuation or conversion;

     (e) each request for a Eurodollar Loan which shall fail to state an applicable Interest Period shall be deemed to be a request for an Interest Period of one month;

     (f) unless sufficient Alternate Base Rate Loans are outstanding or other Eurodollar Loans are outstanding with Interest Periods expiring prior to the next scheduled installment payment of the Term Loan Notes, and are sufficient to enable Hirsch to make such installment payments, any Eurodollar Loan, a portion of which is required to be repaid on any such installment payment date shall be automatically converted at the end of such Interest Period into an Alternate Base Rate Loan; and

     (g) in the event that Hirsch shall not give notice to continue a Eurodollar Loan as provided above, such Loan shall automatically be converted into an Alternate Base Rate Loan at the expiration of the then current Interest Period.

     SECTION 2.15. Use of Proceeds. The proceeds of the Term Loans shall be used by Hirsch exclusively to refinance the Permitted Acquisition Loans. No part of the proceeds of any Term Loan may be used for any purpose that directly or indirectly violates or is inconsistent with, the provisions of Regulation G, T, U or X.

     SECTION 2.16. Prepayment. (a) Hirsch shall have the right at any time and from time to time to prepay any Alternate Base Rate Loan, in whole or in part, without premium or penalty on one (1) Business Day's prior irrevocable written notice to the Agent provided, however, that each such prepayment shall be on a Business Day and shall be in an aggregate minimum principal amount of $250,000.00 and in increased integral multiples of $100,000.00. (b) Hirsch shall have the right at any time and from time to time, subject to the provisions hereof and of Section 2.30, to prepay any Eurodollar Loan, in whole or in part, on three (3) Business Days prior irrevocable written notice to the Agent, provided, however, that such prepayment shall be in an aggregate minimum principal amount of $250,000.00 and in increased integral multiples of $100,000.00.

     (c) The notice of prepayment under this Section 2.16 shall set forth the prepayment date and the principal amount of the Loan being prepaid and shall be irrevocable and shall commit Hirsch to prepay such Loan by the amount and on the date stated therein. All prepayments shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment. Each prepayment under this Section 2.16 shall be applied first towards unpaid interest on the amount being prepaid and then towards the principal in whole or partial prepayment of Loans by Hirsch. All prepayments shall be applied first to any Alternate Base Rate Loans then outstanding and then to Eurodollar Loans outstanding in the order of the nearest expiration of their Interest Periods. All partial prepayments of the Term Loans shall be applied to installments of principal of the Term Loans in the inverse order of maturity. All principal payments or prepayments shall be made to the Agent for the pro rata distribution to the Banks.

     SECTION 2.17. The Revolving Credit Loans (HAPL). The Banks hereby agree, severally but not jointly, on the date of this Agreement, and on the terms and conditions and in reliance upon the representations and warranties of the Borrowers and the Guarantors set forth in this Agreement, to lend to HAPL prior to the Maturity Date, such amounts as HAPL may request from time to time (individually, a "Revolving Credit Loan (HAPL)" or collectively, the "Revolving Credit Loans (HAPL)"), which amounts may be borrowed, repaid and reborrowed, provided, however, that the aggregate amount of such Revolving Credit Loans
(HAPL) outstanding at any one time shall not exceed the lesser of (i) Ten Million ($10,000,000.00) Dollars, or such lesser amount of the Total Commitment
(HAPL) as may be reduced pursuant to Section 2.24 hereof or (ii) the Borrowing Base. HAPL agrees to borrow such amounts from the Banks by executing and delivering to the Agent, for delivery to the Banks, the BNY Revolving Credit Note (HAPL), the Fleet Revolving Credit Note (HAPL) and the Mellon Revolving Credit Note (HAPL). The Loans, or portions thereof, shall be Alternate Base Rate Loans or Eurodollar Loans (or a combination thereof) as HAPL may request subject to and in accordance with Section 2.18 hereof. Each Bank may at its option make any Eurodollar Loan by causing a foreign branch or affiliate to make such Loan, provided that any exercise of such option shall not affect the obligation of HAPL to repay such Loan in accordance with the terms of the Notes. Subject to the other provisions of this Agreement, Revolving Credit Loans (HAPL) of more than one type may be outstanding at the same time provided, however, that not more than six (6) Eurodollar Loans may be outstanding at the same time.

     SECTION 2.18. Notice of Revolving Credit Loan (HAPL) Designations. (a) HAPL may elect to designate each Revolving Credit Loan (HAPL) (or a portion thereof) as an Alternate Base Rate Loan or a Eurodollar Loan by so specifying in the irrevocable notice given pursuant to this Section 2.18; provided, however, that each Eurodollar Loan requested of the Agent for any specific Interest Period shall be in the minimum principal amount of $250,000.00 and in increased integral multiples of $100,000.00, and each Alternate Base Rate Loan shall be in a minimum principal amount of $100,000.00 and increased integral multiples of $100,000.00.

     (b) HAPL shall give the Agent irrevocable written, telex, telephonic (immediately confirmed in writing) or facsimile notice (i) at least two (2) Business Days' prior to each election to designate a Revolving Credit Loan
(HAPL) (or a portion thereof) as a Eurodollar Loan, and (ii) prior to 11:00 a.m. on the day of such Loan of each election to designate a Revolving Credit Loan
(HAPL) (or a portion thereof) as an Alternate Base Rate Loan, in each case specifying the date (which shall be a Business Day) thereof and the aggregate principal amount and, if any portion thereof is to consist of one or more Eurodollar Loans, the respective principal amounts and Interest Periods for each such Eurodollar Loan; provided that:

     (i) if HAPL shall fail to specify the duration of an Interest Period with regard to any Eurodollar Loan in its notice, the Interest Period shall be for a period of one month; and

     (ii) if HAPL shall fail to specify the type of Loan requested, the request shall be deemed to be a request for an Alternate Base Rate Loan.

     (c) Upon receipt of such notice, the Agent shall promptly notify each Bank of the contents thereof and of the amount, type and other relevant information regarding the Loan requested. Thereupon, each Bank shall, not later than 2:00 p.m. (New York time), transfer immediately available funds equal to such Bank's share of the requested borrowing to the Agent, who, provided the conditions of
Section 3.05 and 3.06 of this Agreement have been met, shall thereupon transfer immediately available funds equal to the requested borrowing to HAPL's account with the Agent. If a notice of borrowing is received by the Agent after 11:00 a.m. on a Business Day, such notice shall be deemed to have been given on the next succeeding Business Day. Any Bank's failure to make any requested Loan shall not relieve any other Bank of its obligation to make such Loan, but such other Bank shall not be liable for such failure of the first Bank.

     (d) Unless the Agent shall have received notice from a Bank prior to 2:00 p.m. (New York time) on the requested date, that such Bank will not make available to the Agent the Loan requested to be made on such date, the Agent may assume that such Bank has made such Loan available to the Agent on such date in accordance with Section 2.17 and the Agent in its sole discretion may, in reliance upon such assumption, make available to HAPL on such date a corresponding amount on behalf of such Bank. If and to the extent such Bank shall not have so made available to the Agent the Loan requested to be made on such date and the Agent shall have so made available to HAPL a corresponding amount on behalf of such Bank, such Bank shall, on demand, pay to the Agent such corresponding amount together with interest thereon, at the Federal Funds Effective Rate, for each day from the date such amount shall have been so made available by the Agent to HAPL until the date such amount shall have been repaid to the Agent. If such Bank does not pay such corresponding amount promptly upon the Agent's demand therefor, the Agent shall promptly notify HAPL and HAPL shall immediately repay such corresponding amount to the Agent together with accrued interest thereon at the applicable rate or rates provided in Section 2.19.

     SECTION 2.19.  Revolving  Credit Notes (HAPL).  Each Revolving  Credit Loan
(HAPL) shall be evidenced by the Revolving Credit Notes (HAPL) of HAPL. Each Revolving Credit Note (HAPL) shall be dated the date hereof and be in the principal amount set forth next to the applicable Bank's name on Schedule 1.01 annexed hereto. Each such Note shall mature on the Maturity Date, at which time the entire outstanding principal balance and all interest thereon shall be due and payable and the Total Commitment (HAPL) shall terminate. The Revolving Credit Notes (HAPL) shall be entitled to the benefits and subject to the provisions of this Agreement.

     At the time of the making of each Revolving Credit Loan (HAPL) and at the time of each payment of principal thereon, the holder of each Revolving Credit Note (HAPL) is hereby authorized by HAPL to make a notation on the schedule annexed to such Revolving Credit Note (HAPL) of the date and amount of the Revolving Credit Loan (HAPL) or payment as the case may be. Failure to make a notation with respect to any Revolving Credit Loan (HAPL) shall not limit or otherwise affect the obligation of HAPL hereunder or under the Revolving Credit Notes (HAPL) with respect to such Revolving Credit Loan (HAPL), and any payment of principal on the Revolving Credit Notes (HAPL) by HAPL shall not be affected by the failure to make a notation thereof on said schedule.

     SECTION 2.20. Interest.(a) In the case of an Alternate Base Rate Loan, interest shall be payable at a rate per annum equal to the Alternate Base Rate plus the ABR Applicable Margin. Such interest shall be payable to the Agent, for the pro rata distribution to the Banks, on each Interest Payment Date, commencing with the first Interest Payment Date after the date of such Alternate Base Rate Loan, on each Interest Determination Date and on the Maturity Date. Any change in the rate of interest on the Revolving Credit Notes (HAPL) due to a change in the Alternate Base Rate shall take effect as of the date of such change in the Alternate Base Rate.

     (b) In the case of a Eurodollar Loan, interest shall be payable at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Adjusted LIBOR Rate plus the LIBOR Applicable Margin. Such interest shall be payable to the Agent, for the pro rata distribution to the Banks on each Interest Payment Date, commencing with the first Interest Payment Date after the date of such Eurodollar Loan, on each Interest Determination Date and on the Maturity Date. The Agent shall determine the rate of interest applicable to each requested Eurodollar Loan for each Interest Period at 11:00 a.m., New York City time, or as soon as practicable thereafter, two (2) Business Days prior to the commencement of such Interest Period and shall notify HAPL of the rate of interest so determined. Such determination shall be conclusive absent manifest error.

     (c) The ABR Applicable Margin and the LIBOR Applicable Margin shall be determined on the basis of Hirsch's Funded Debt to EBITDA Ratio, as calculated based on Hirsch's consolidated financial statements for its most recent fiscal quarter. ABR Applicable Margin and the LIBOR Applicable Margin shall be determined in accordance with the provisions of Section 2.04(c) of this Agreement.

     In the event that Hirsch fails to deliver any financial statements or the related certificate within five (5) days of the due date therefor set forth in
Section 5.01(b)(i), (ii) or (iv) hereof, unless an Event of Default is declared as a result of such failure, the ABR Applicable Margin shall be -0- basis points and the LIBOR Applicable Margin shall be 137.5 basis points until Hirsch delivers all required financial statements and certificates.

     Upon the occurrence and during the continuance of a Default or an Event of Default, the ABR Applicable Margin and the LIBOR Applicable Margin may, as a result of changes in Hirsch's Funded Debt to EBITDA Ratio, increase but will not decrease.

     SECTION 2.21. Conversion and Continuation of Loans. HAPL shall have the right, at any time, on such notice to the Agent as is required by Section 2.18,
(i) to continue any Eurodollar Loan or portion thereof into a subsequent Interest Period (subject to availability) or (ii) to convert an Alternate Base Rate Loan into a Eurodollar Loan (subject to availability), subject to the following:

     (a) no Default or Event of Default shall have occurred and be continuing at the time of any proposed conversion or continuation;

     (b) in the case of a continuation or conversion of fewer than all Loans, the aggregate principal amount of each Eurodollar Loan continued or converted shall be in the minimum amount of $250,000.00 and in increased integral multiples of $100,000.00;

     (c) each continuation or conversion shall be effected by the Bank applying the proceeds of the new Loan to the Loan (or portion thereof) being continued or converted;

     (d) if the new Loan made as a result of a continuation or conversion shall be a Eurodollar Loan, the first Interest Period with respect thereto shall commence on the date of continuation or conversion;

     (e) each request for a Eurodollar Loan which shall fail to state an applicable Interest Period shall be deemed to be a request for an Interest Period of one month;

     (f) in the event that HAPL shall not give notice to continue a Eurodollar Loan as provided above, such Loan shall automatically be converted into an Alternate Base Rate Loan at the expiration of the then current Interest Period.

     SECTION 2.22. Payment of Revolving Credit Notes (HAPL).

     (a) Optional: (i) HAPL shall have the right, at any time and from time to time, to prepay any Alternate Base Rate Loan, in whole or in part, without premium or penalty, upon one (1) Business Day's written notice to the Agent provided that such prepayments shall be on a Business Day and shall be in an aggregate principal amount which is in the minimum amount of $100,000.00 and in increased integral multiples of $100,000.00.

     (ii) HAPL shall have the right at any time and from time to time, subject to the provisions of this Agreement, including but without limitation Section 2.30, to prepay any Eurodollar Loan, in whole or in part, on three (3) Business Days prior irrevocable written notice to the Agent, provided, however, that such prepayment shall be on a Business Day and shall be in an aggregate principal amount of $250,000.00 and in increased integral multiples of $100,000.00.

     (iii) The notice of prepayment under this Section 2.22 shall set forth the prepayment date and the principal amount of the Loan being prepaid and shall be irrevocable and shall commit HAPL to prepay such Loan by the amount and on the date stated therein. All prepayments shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment. Each prepayment under this Section 2.22 shall be applied first towards unpaid interest on the amount being prepaid and then towards the principal in whole or partial prepayment of Loans as specified by HAPL. In the absence of such specification, amounts being prepaid shall be applied first to any Alternate Base Rate Loan then outstanding and then to Eurodollar Loans in the order of the nearest expiration of their Interest Periods.

     (b) Mandatory: Payments or prepayments on the Revolving Credit Notes (HAPL) shall be made in such manner and at such time that (i) on the Maturity Date shall have satisfied all of its obligations to the Banks under the Revolving Credit Notes (HAPL); and (ii) if at any time the principal amount outstanding under the Revolving Credit Notes (HAPL) exceeds the Borrowing Base as reflected in the most recent Borrowing Base Certificate, a prepayment shall be made to the Agent, for the pro rata distribution to the Banks, without further demand by the Agent or the Banks, in an amount equal to such excess; and (iii) if any time HAPL sells or transfers any Eligible Lease Assets, and after deducting 85% of the book value of such Eligible Lease Assets from the Borrowing Base, the principal amount of the Revolving Credit Notes (HAPL) exceeds the Borrowing Base, as adjusted for the value of the Eligible Lease Assets sold, a prepayment shall be made to the Agent for the pro rata distribution to the Banks, without further demand by the Agent or the Bank in an amount necessary to bring the Borrower into compliance with Section 2.17; and (iv) if HAPL reduces the Total Commitment (HAPL) pursuant to Section 2.24 hereof, a prepayment shall be made to the Agent for the pro rata distribution to the Banks in an amount equal to the difference between (x) the outstanding principal balance of the Notes on the date of such reduction in the Total Commitment (HAPL) and (y) the reduced Total Commitment (HAPL).

     In the event that Hirsch, Tajima Industries, Ltd. or any other party to the Tajima Agreement gives notice that it intends to terminate the Tajima Agreement, the then outstanding principal balance of the Revolving Credit Loans (HAPL) shall be repaid in equal quarterly installments, each due on the first day of each calendar quarter, beginning with the first such day after said notice of termination. Such outstanding balance shall be payable over the shorter of (i) twelve (12) quarterly installments or (ii) the number of full calendar quarters between the date of notice of termination and the Maturity Date. The payments required by this sub-section (e) shall be applied as set forth, and subject to the other provisions of, this Section 2.22.

     In the event that any party to the Sedeco Tajima Agreement gives notice that it intends to terminate the Sedeco Tajima Agreement, the difference between
(i) the outstanding principal balance of Revolving Credit Loans (HAPL), and (ii) the amount of the Total Commitment (HAPL), as reduced as a result of the termination of the Sedeco Tajima Agreement, shall be repaid in equal quarterly installments, each due on the first day of each calendar quarter, beginning with the first such day after said notice of termination. Such outstanding balance shall be payable over the shorter of (i) twelve (12) quarterly installments or
(ii) the number of full calendar quarters between the date of notice of termination and the Maturity Date. The payments required by this paragraph shall be applied as set forth, and subject to the other provisions of, this Section 2.22.

     All payments or prepayments on the Revolving Credit Notes (HAPL) shall be made to the Agent for the pro rata distribution to the Banks, in immediately available funds.

     SECTION 2.23. Use of Proceeds.  The proceeds of the Revolving  Credit Loans
(HAPL) shall be used by HAPL to purchase embroidery equipment and related software and accessories from Hirsch and/or the Guarantors to be leased by HAPL in transactions that qualify such leases as Eligible Lease Assets, provided that no part of the proceeds of any Revolving Credit Loan (HAPL) may be used for any purpose that directly or indirectly violates or is inconsistent with, the provisions of Regulation U or Regulation X.

     SECTION 2.24. Reduction of Commitment. (a) Upon at least three (3) Business Days' prior written notice to the Agent, HAPL may irrevocably elect to have the unused Total Commitment (HAPL) terminated in whole or be reduced in part, provided, however, that any such partial reduction shall be in an amount of not less than $500,000.00, and in increased integral multiples of $100,000.00. The Total Commitment (HAPL), once terminated or reduced, shall not be reinstated without the express written approval of the Agent and the Banks.

     (b) In the event that Hirsch, Tajima Industries, Ltd., or any other party to the Tajima Agreement gives notice that it intends to terminate the Tajima Agreement, the Total Commitment (HAPL) shall automatically, and without notice from the Agent or the Banks, terminate and the principal amount of outstanding Revolving Credit Loans (HAPL) shall be paid or provided for as provided in
Section 2.22 of this Agreement.

     (c) In the event that (i) any party to the Sedeco Tajima Agreement gives notice that it intends to terminate the Sedeco Tajima Agreement, and (ii) that at the time of such notice sales of equipment made under the Sedeco Tajima Agreement represent five (5%) percent or more of total consolidated equipment sales of Hirsch then, upon notice from the Agent, the Total Commitment (HAPL) shall be reduced by such percentage (rounded upwards, if necessary, to the nearest multiple of $50,000.00) (and the Commitments of each Bank shall be reduced pro-rata). Any sums required to be repaid as a result of such termination shall be paid or provided for as provided in Section 2.22 of this Agreement.

     SECTION 2.25. Unused Commitment Fee. HAPL agrees to pay to Agent for the pro rata distribution to the Banks from the date of this Agreement and for so long as the Total Commitment (HAPL) remains outstanding, on the first Business Day of each calendar quarter an Unused Commitment Fee computed at the rates set forth below (on the basis of a year of three hundred sixty (360) days for actual days) on the average daily unused amount of the Total Commitment (HAPL), such Unused Commitment Fee being payable for the calendar quarter, or part thereof, preceding the payment date.

     (i) The initial Unused Commitment Fee shall be .10% per annum, and shall be applicable until delivery of the Hirsch's financial statements for its fiscal quarter ending July 31, 1997 pursuant to Section 5.01(b) hereof (subject to increase in the event that the Borrower fails to deliver such statements as required below).

     (ii) Beginning with delivery of the Borrower's financial statements for the fiscal quarter ending July 31, 1997, and for each fiscal quarter thereafter:

     (w) If Hirsch's Funded Debt to EBITDA Ratio as of the end of such fiscal quarter is less than 1.25 to 1.00, the Unused Commitment Fee shall be 0.10% per annum.

     (x) If Hirsch's Funded Debt to EBITDA Ratio as of the end of such fiscal quarter is equal to or greater than 1.25 to 1.00 but less than 1.85 to 1.00, the Unused Commitment Fee shall be 0.15% per annum.

     (y) If Hirsch's Funded Debt to EBITDA Ratio as of the end of such fiscal quarter is equal to or greater than 1.85 to 1.00 but less than 2.00 to 1.0, the Unused Commitment Fee shall be 0.1875% per annum.

     (z) If Hirsch's Funded Debt to EBITDA Ratio as of the end of such fiscal quarter is equal to or greater than 2.00 to 1.0, the Unused Commitment Fee shall be 0.20% per annum.

     In the event that Hirsch fails to deliver any financial statements or the related certificate within five (5) days of the due date therefor set forth in
Section 5.01(b)(i), (ii) or (iv) hereof, unless an Event of Default is declared as a result of such failure, the Unused Commitment Fee shall be 0.20% per annum until Hirsch delivers all required financial statements and certificates.

     SECTION 2.26. Eurocurrency Reserve Requirement. It is understood that the cost to the Banks of making or maintaining Eurodollar Loans may fluctuate as a result of the applicability of, or change in, the Eurocurrency Reserve Requirement. The Borrowers agree to pay to the Agent on behalf of the Banks from time to time, as provided in Section 2.27 below, such amounts as shall be necessary to compensate each Bank for the portion of the cost of making or maintaining any Eurodollar Loans made by it resulting from any change in the Eurocurrency Reserve Requirement, it being understood that the rates of interest applicable to Eurodollar Loans hereunder have been determined on the basis of the Eurocurrency Reserve Requirement in effect at the time of determination of the Adjusted LIBOR Rate and that such rates do not reflect costs imposed on each Bank in connection with any change to the Eurocurrency Reserve Requirement. It is agreed that for purposes of this paragraph the Eurodollar Loans made hereunder shall be deemed to constitute Eurocurrency Liabilities as defined in Regulation D and to be subject to the reserve requirements of Regulation D without benefit or credit of proration, exemptions or offsets which might otherwise be available to each Bank from time to time under Regulation D.

     SECTION 2.27. Increased Costs. If, after the date of this Agreement, the adoption of, or any change in, any applicable law, regulation, rule or directive, or any interpretation thereof by any authority charged with the administration or interpretation thereof:

     (i) subjects any Bank or the Letter of Credit Issuer to any tax with respect to the Notes, the Letters of Credit or on any amount paid or to be paid under or pursuant to this Agreement, the Notes or the Letters of Credit (other than any tax measured by or based upon the overall net income of such Bank or the Letter of Credit Issuer);

     (ii) changes the basis of taxation of payments to any Bank or the Letter of Credit Issuer of any amounts payable hereunder (other than any tax measured by or based upon the overall net income of such Bank or the Letter of Credit Issuer);

     (iii) imposes, modifies or deems applicable any reserve, capital adequacy or deposit requirements against any assets held by, deposits with or for the account of, or loans made by, any Bank or the Letter of Credit Issuer; or

     (iv) imposes on the Agent, any Bank or the Letter of Credit Issuer, any other condition affecting the Notes, the Letters of Credit or this Agreement; and the result of any of the foregoing is to increase the cost to the Agent, a Bank or the Letter of Credit Issuer of maintaining this Agreement, making the Loans or issuing the Letters of Credit, or to reduce the amount of any payment (whether of principal, interest or otherwise) receivable by the Agent, any Bank or the Letter of Credit Issuer or to require the Agent, any Bank or the Letter of Credit Issuer to make any payment on or calculated by reference to the gross amount of any sum received by them, in each case by an amount which the Agent in its sole, reasonable judgment deems material, then and in any such case:

     (a) the Agent shall promptly advise the affected Borrower of such event, together with the date thereof, the amount of such increased cost or reduction or payment and the way in which such amount has been calculated; and

     (b) such Borrower shall pay to the Agent on behalf of itself, such Bank or the Letter of Credit Issuer, within ten (10) days after the advice referred to in subsection (a) hereinabove, such an amount or amounts as will compensate the Agent, the Bank or the Letter of Credit Issuer for such additional cost, reduction or payment for so long as the same shall remain in effect.

     The determination of the Agent as to additional amounts payable pursuant to this Section 2.27 shall be conclusive evidence of such amounts absent manifest error and if made in good faith.

     SECTION 2.28. Capital Adequacy. If the Agent, any Bank or the Letter of Credit Issuer shall have reasonably determined that, subsequent to the date hereof, any change in the applicability of any law, rule, regulation or guideline, or the adoption after the date hereof of any other law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Bank or the Letter of Credit Issuer (or any lending office of such Bank or the Letter of Credit Issuer) or such Bank's or the Letter of Credit Issuer's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Bank's or the Letter of Credit Issuer's capital or on the capital of such Bank's or the Letter of Credit Issuer's holding company, if any, as a consequence of its obligations hereunder to a level below that which such Bank or the Letter of Credit Issuer or such Bank's or the Letter of Credit Issuer's holding company could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or the Letter of Credit Issuer's policies and the policies of such Bank's or the Letter of Credit Issuer's holding company with respect to capital adequacy) by an amount deemed by such Bank or the Letter of Credit Issuer to be material, then from time to time the Borrowers shall pay to the Agent on behalf of such Bank or the Letter of Credit Issuer such additional amount or amounts as will reasonably compensate such Bank or the Letter of Credit Issuer or its or their holding company or companies for any such reduction suffered.

     SECTION 2.29. Change in Legality. (a) Notwithstanding anything to the contrary contained elsewhere in this Agreement, if any change after the date hereof in law, rule, regulation, guideline or order, or in the interpretation thereof by any governmental authority charged with the administration thereof, shall make it unlawful for any of the Banks to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to a Eurodollar Loan, then, by written notice to the Borrowers, the Agent, on behalf of such Bank may:

     (i) declare that Eurodollar Loans will not thereafter be made by such Bank hereunder, whereupon the Borrowers shall be prohibited from requesting such Eurodollar Loans from such Bank hereunder unless such declaration is subsequently withdrawn; and

     (ii) require that, subject to the provisions of Section 2.30, all outstanding Eurodollar Loans made by it be converted to an Alternate Base Rate Loan, whereupon all of such Eurodollar Loans shall be automatically converted to an Alternate Base Rate Loan as of the effective date of such notice as provided in paragraph (b) below.

     (b) For purposes of this Section 2.29, a notice to the Borrowers by the Agent pursuant to paragraph (a) above shall be effective, for the purposes of paragraph (a) above, if lawful, and if any Eurodollar Loans shall then be outstanding, on the last day of the then current Interest Period; otherwise, such notice shall be effective on the date of receipt by the Borrower.

     SECTION 2.30. Funding Losses. (a) The Borrowers agree to compensate each Bank for any loss or expense which such Bank may sustain or incur as a consequence of (a) default by a Borrower in payment when due of the principal amount of or interest on any Eurodollar Loan, (b) default by a Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after a Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (c) default by a Borrower in making any prepayment after a Borrower has given a notice thereof in accordance with the provisions of this Agreement or (d) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto, including, without limitation, in each case, any such loss (including, without limitation, loss of margin) or expense arising from the reemployment of funds obtained by it or from amounts payable by such Bank to lenders of funds obtained by it in order to make or maintain such Loans. Such compensation may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein, including, the LIBOR Applicable Margin included therein, if any, over (ii) the amount of interest (as reasonably determined by such Bank) which would have accrued to such Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. When claiming under this Section 2.30, the claiming Bank shall provide to the affected Borrower a statement, signed by an officer of such Bank, explaining the amount of any such loss or expense (including the calculation of such amount), which statement shall, in the absence of manifest error, be conclusive with respect to the parties hereto.

     SECTION 2.31. Change in LIBOR; Availability of Rates. In the event, and on each occasion, that, on the day the interest rate for any Eurodollar Loan is to be determined, the Agent shall have determined (which determination, absent manifest error, shall be conclusive and binding upon the Borrowers) that dollar deposits in the amount of the principal amount of the requested Eurodollar Loan are not generally available in the London interbank market, or that the rate at which such dollar deposits are being offered will not adequately and fairly reflect the cost to the Banks of making or maintaining the principal amount of such Eurodollar Loan during such Interest Period, such Eurodollar Loan shall be unavailable. The Agent shall, as soon as practicable thereafter, given written, telex or telephonic notice of such determination of unavailability to the Borrowers. Any request by a Borrower for an unavailable Eurodollar Loan shall be deemed to have been a request for an Alternate Base Rate Loan. After such notice shall have been given and until the Agent shall have notified the Borrowers that the circumstances giving rise to such unavailability no longer exist, each subsequent request for an unavailable Eurodollar Loan shall be deemed to be a request for an Alternate Base Rate Loan.

     SECTION 2.32. Authorization to Debit Borrower's Account. The Agent is hereby authorized to debit each Borrower's account maintained with the Agent for
(i) all scheduled payments due from such Borrower of principal and/or interest and/or commissions or fees under the Notes and the Letters of Credit, (ii) the Agent's fees, and (iii) all other amounts due hereunder; all such debits to be made on the days such payments are due in accordance with the terms hereof.

     SECTION 2.33. Late Charges, Default Interest. (a) If a Borrower shall default in the payment of any principal installment of or interest on any Loan, or any amount due under any Letter of Credit, or any other amount becoming due hereunder, a Borrower shall pay to the Agent for the pro rata distribution to the Banks or the Issuing Bank, as applicable, interest, to the extent permitted by law, on such defaulted amount up to the date of actual payment (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to two (2%) percent in excess of the interest rate otherwise in effect with respect to the type of Loan or Letter of Credit reimbursement in connection with which the required payments have not been made.

     (b) Upon the occurrence and during the continuation of an Event of Default, the Borrowers shall pay to the Agent, for the pro rata distribution to the Banks, interest on the Aggregate Hirsch Outstandings, on all Term Loans and on all Revolving Credit Loans (HAPL)(after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to two (2%) percent in excess of the interest rate otherwise in effect hereunder.

     SECTION 2.34. Payments. All payments by the Borrowers hereunder, under the Notes or under the Letters of Credit shall be made in U.S. dollars in immediately available funds at the office of the Agent by 12:00 noon, New York City time on the date on which such payment shall be due.

     SECTION 2.35. Interest Adjustments. (a) If the provisions of this Agreement, the Notes or the L/C Documents would at any time otherwise require payment by a Borrower to any Bank or the Issuing Bank of any amount of interest in excess of the maximum amount then permitted by applicable law the interest payments shall be reduced to the extent necessary so that such Bank or the Issuing Bank shall not receive interest in excess of such maximum amount. To the extent that, pursuant to the foregoing sentence, the Agent shall receive interest payments on behalf of the Banks or the Issuing Bank hereunder, under the Notes or under the L/C Documents in an amount less than the amount otherwise provided, such deficit (hereinafter called the "Interest Deficit") will cumulate and will be carried forward (without interest) until the termination of this Agreement. Interest otherwise payable by an affected Borrower to any Bank or the Issuing Bank hereunder, under the Notes or under the L/C Documents for any subsequent period shall be increased by such maximum amount of the Interest Deficit that may be so added without causing such Bank or the Issuing Bank to receive interest in excess of the maximum amount then permitted by applicable law.

     (b) The amount of the Interest Deficit shall be treated as a prepayment penalty and paid in full at the time of any optional prepayment by Hirsch of all or any part of the Term Loans. The amount of the Interest Deficit at the time of any complete payment of the Term Loans at that time outstanding (other than an optional prepayment thereof) shall be cancelled and not paid.

                                   ARTICLE IIA

                              THE LETTERS OF CREDIT

     SECTION 2A.01. Letters of Credit. (a) On the terms and conditions set forth herein, (i) the Issuing Bank agrees, from time to time on any Business Day during the period from the date of this Agreement to the day which is five (5) days prior to the Maturity Date to issue Letters of Credit for the account of Hirsch and (ii) the Banks severally agree to participate in Letters of Credit issued for the account of Hirsch. Within the foregoing limits, and subject to the other terms and conditions hereof, Hirsch's ability to obtain Letters of Credit shall be fully revolving, and, accordingly, Hirsch may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed.

     (b) The Issuing Bank has no obligation to issue any Letter of Credit if:

     (i) any order, judgment or decree of any governmental authority or arbitrator purports by its terms to enjoin or restrain the Issuing Bank from issuing such Letter of Credit or any requirement of law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over the Issuing Bank prohibits, or requests that the Issuing Bank refrain from, the issuance of commercial or standby letters of credit generally or such Letter of Credit in particular or imposes upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the date of this Agreement, or imposes upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the date of this Agreement and which the Issuing Bank in good faith deems material to it;

     (ii) the Issuing Bank has received written notice from any Bank, the Agent or Hirsch, on or prior to the Business Day prior to the requested date of issuance of such Letter of Credit, that one or more of the applicable conditions contained in Article III is not then satisfied;

     (iii) the expiry date of any requested Letter of Credit is (x) more than one (1) year from its date of issuance or (y) later than five (5) Business Days prior to the Maturity Date;

     (iv) the Aggregate Hirsch Outstandings, after giving effect to the requested Letter of Credit shall exceed $60,000,000.00;

     (v) the aggregate L/C Exposure, after giving effect to the requested Letter of Credit, under all standby Letters of Credit shall exceed $10,000,000.00; or

     (vi) any requested Letter of Credit is not in form and substance acceptable to the Issuing Bank, or the issuance of a Letter of Credit violates any applicable policies of the Issuing Bank.

     SECTION 2A.02. Issuance of Letters of Credit. Each Letter of Credit shall be issued upon the request of Hirsch (which request shall be irrevocable), received by the Issuing Bank in accordance with arrangements between the Issuing Bank and Hirsch to provide the Issuing Bank electronically with the information necessary to issue, amend or renew Letters of Credit. The arrangements between Hirsch and the Issuing Bank are set forth in the L/C Documents (other than the Letters of Credit) between the Issuing Bank and Hirsch. To the extent any term in any such L/C Documents (other than a Letter of Credit) conflicts with or is inconsistent with the terms of this Agreement, the term most favorable to the Issuing Bank shall apply, and an Issuing Bank may exercise its rights under either such L/C Document or this Agreement vis-a-vis Hirsch, but subject in any event to the provisions herein with respect to sharing and notification. If any such inconsistency exists, the Agent and the Banks shall not be deemed to have waived any rights hereunder, nor shall the Issuing Bank be deemed to have waived any rights under such L/C Document, by reason of such inconsistency.

     SECTION 2A.03. Participations of Banks. (a) Immediately upon the issuance of each Letter of Credit, each Bank shall be deemed to, and hereby irrevocably unconditionally agrees to, purchase from the Issuing Bank a participation in such Letter of Credit, each drawing thereunder in any amount and each draft accepted or deferred payment obligation incurred in any amount under such Letter of Credit equal in each case to the product of (i) the pro rata share (expressed as a percentage) of each Bank, represented by the percentage that each Bank's Commitment bears to the Total Commitment, times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, accepted draft or deferred payment obligation, respectively. Each issuance of a Letter of Credit shall be deemed to utilize the Commitment of each Bank by an amount equal to the amount of such participation.

     (b) The Issuing Bank will promptly notify Hirsch of any drawing under a Letter of Credit. Hirsch shall reimburse the Issuing Bank on each date that any amount is paid by the Issuing Bank under any Letter of Credit (each such date, an "Honor Date") at such time(s) as are agreed upon by Hirsch and the Issuing Bank, in an amount equal to the amount so paid by the Issuing Bank. If Hirsch fails to reimburse the Issuing Bank for the full amount of any drawing under any Letter of Credit at such agreed upon time on the Honor Date, such Issuing Bank will promptly notify the Agent and the Agent will promptly notify each Bank thereof. The Honor Date shall, in every case, be (i) not later than seventy (70) days beyond the date when the beneficiary of the Letter of Credit makes presentment of the required documents under the Letter of Credit or (ii) not later than five (5) Business Days prior to the Maturity Date.

     (c) Upon receipt of any notice from the Agent of any failure by Hirsch to reimburse the Issuing Bank, each Bank shall make available to the Agent for the account of the Issuing Bank its pro rata share of the amount of such reimbursement. If, after receipt of such notice, any Bank fails to transfer its pro rata share of the amount of such reimbursement to the Agent, interest shall accrue on such Bank's obligation to make such payment from the Honor Date to the date such Bank makes such payment, at a rate per annum equal to the Federal Funds Effective Rate in effect from time to time during such period. Any failure of the Agent to give notice to the Banks on an Honor Date or in sufficient time to enable any Bank to effect such payment on such date shall not relieve such Bank from its obligations under this subsection (c).

     (d) Each Bank's payment to the Issuing Bank pursuant to Section 2A.03(c) shall be deemed payment in respect of and in satisfaction of its participation in such Letter of Credit.

     (e) Each Bank's obligation to make payment in respect of its participation in Letters of Credit, shall be absolute and unconditional and without recourse to the Issuing Bank and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right which such Bank may have against the Issuing Bank, Hirsch or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or any Event of Default; or (iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

     SECTION 2A.04. Repayment of Participations. (a) Upon receipt by the Issuing Bank of (i) reimbursement from Hirsch for any payment made by the Issuing Bank under a Letter of Credit with respect to which any Bank has paid for its participation in such Letter of Credit or (ii) payment of interest thereon, the Issuing Bank will pay such amounts to the Agent in the same funds as those received by the Issuing Bank. The Agent shall promptly distribute to each Bank its pro rata share thereof.

     (b) If the Agent or any Issuing Bank is required at any time to return to Hirsch, or to a trustee, receiver, liquidator, custodian, or any official in any insolvency proceeding, any portion of the payments made by Hirsch to the Agent or to the Issuing Bank pursuant to Section 2A.04(a) in reimbursement of a payment made under a Letter of Credit or interest thereon or fees relating thereto or as a result of a setoff, each Bank shall, on demand of the Agent or the Issuing Bank, as the case may be, forthwith return to the Agent or the Issuing Bank, as the case may be, the amount of its pro rata share of any amounts so returned by the Agent or the Issuing Bank plus interest thereon from the date such demand is made to the date such amounts are returned by such Bank to the Agent or the Issuing Bank, at a rate per annum equal to the Federal Funds Effective Rate in effect from time to time.

     (c) If any event described in subsection (b) above occurs, the obligation of Hirsch in respect of the payment or setoff required to be returned shall be revived and continued in full force and effect as if such payment had not been make or such setoff had not been effected.

     SECTION 2A.05 Role of the Issuing Bank. (a) The Issuing Bank shall not have any responsibility to obtain any document in connection with paying any draw under a Letter of Credit (other than any required sight or time draft, certificate and other documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

     (b) Neither the Issuing Bank nor any of its correspondents or assignees shall be liable to any Bank for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Banks (including the Required Banks, as applicable); (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any L/C Document.

     (c) Hirsch hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude Hirsch's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. Neither the Agent, nor any of its officers, directors or employees, nor any of the respective correspondents, participants or assignees of the Issuing Bank, shall be liable or responsible for any of the matters described in clauses (i) through
(vii) of Section 2A.06; provided, however, that Hirsch may have a claim against the Issuing Bank, and the Issuing Bank may be liable to Hirsch, to the extent of any direct, as opposed to consequential or exemplary, damages suffered by Hirsch which Hirsch proves were caused by the Issuing Bank's willful misconduct or gross negligence or the Issuing Bank's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a required sight or time draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing:
(i) the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) the Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reasons.

     SECTION 2A.06. Obligations Absolute. The obligations of Hirsch under this Agreement and any L/C Documents to reimburse the Issuing Bank for a drawing under a Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and the L/C Documents under all circumstances, including the following:

     (i) any lack of validity or enforceability of this Agreement or any L/C Document;

     (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of Hirsch in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the L/C Documents;

     (iii) the existence of any claim, setoff, defense or other right that Hirsch may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C Documents or any unrelated transaction;

     (iv) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

     (v) any  payment  by the  Issuing  Bank  under a Letter of  Credit  against presentation of a draft or certificate that does not strictly comply with the terms of any Letter of Credit; or any payment made by the Issuing Bank under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any insolvency proceeding; (vi) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the obligations of Hirsch in respect of any Letter of Credit; or

     (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, Hirsch.

     SECTION 2A.07. Uniform Customs and Practices. The Uniform Customs and Practices for Documentary Credits as published by the International Chamber of Commerce most recently at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in the Letters of Credit) apply to the Letters of Credit.

     SECTION 2A.08. Fees and Commissions. (a) In the case of trade Letters of Credit payable on sight, Hirsch shall pay to the Agent a payment commission equal to 0.25% of the amount drawn, payable on the date of presentment of the required documents under the Letter of Credit.

     (b) In the case of trade Letters of Credit payable at a stated time, Hirsch shall pay to the Agent a per annum commission on the average amount of drafts accepted and deferred payment obligations as outstanding from the date of presentment of required documents under the Letter of Credit to the date of payment, equal to (i) 0.625% during such periods when the Hirsch's Funded Debt to EBITDA Ratio (as determined from Hirsch's most recent financial statements) is less than 1.25 to 1.00, (ii) 0.750% during such periods when Hirsch's Funded Debt to EBITDA Ratio is equal to or greater than 1.25 to 1.00 but less than 2.00 to 1.00 and (iii) 1.25% when Hirsch's Funded Debt to EBITDA Ratio is equal to or greater than 2.00 to 1.00. Such commission shall be payable on the Honor Date.

     (c) In the case of standby Letters of Credit, Hirsch shall pay to the Agent a per annum fee equal to the LIBOR Applicable Margin, as in effect from time to time, on the average amount issued and available to be drawn on standby Letters of Credit (computed on the basis of a year of 360 days for actual days elapsed), payable quarterly in arrears.

     (d) In the case of all Letters of Credit, Hirsch shall pay to the Issuing Bank its usual and customary letter of credit fees as established from time to time, including without limitation, fees, commissions and charges for issuance, payment, processing amendment and expiration.

     (e) In the case of the fees and commissions set forth in (a), (b) and (c) above, same shall be paid to the Agent for the pro rata distribution to the Banks.

                                   ARTICLE III

                              CONDITIONS OF LENDING

     SECTION 3.01. Conditions Precedent to the Making of the Initial Revolving Credit Loan (Hirsch) and the Issuing of the Initial Letter of Credit. The obligation of the Banks to make the initial Revolving Credit Loans (Hirsch) contemplated by this Agreement and the obligation of the Issuing Bank to issue the initial Letter of Credit issued after the date of this Agreement contemplated by this Agreement are each subject to the condition precedent that the Agent, the Banks and the Issuing Bank shall have received from Hirsch and the Guarantors on or before the date of this Agreement the following, each dated such day, in form and substance satisfactory to the Agent and its counsel:

     (a) A Revolving Credit Note (Hirsch), duly executed by Hirsch and payable to the order of each of the Banks.

     (b) Certified (as of the date of this Agreement) copies of the resolutions of the Board of Directors of Hirsch authorizing the Revolving Credit Loans (Hirsch) and the Letters of Credit and authorizing and approving this Agreement and the other Loan Documents and the execution, delivery and performance thereof and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the other Loan Documents.

     (c) Certified (as of the date of this Agreement) copies of the resolutions of the Boards of Directors and the shareholders of each of the Guarantors, authorizing and approving this Agreement, their Guaranties and any other Loan Document applicable to the Guarantors, and the execution, delivery and performance thereof and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement, their Guaranties and the other Loan Documents.

     (d) A certificate of the Secretary or an Assistant Secretary (attested to by another officer) of Hirsch certifying: (i) the names and true signatures of the officer or officers of Hirsch authorized to sign this Agreement, the Revolving Credit Notes (Hirsch) and the other Loan Documents to be delivered hereunder on behalf of Hirsch; and (ii) a copy of Hirsch's by-laws as complete and correct on the date of this Agreement.

     (e) A Certificate of the Secretary or an Assistant Secretary (attested to by another officer) of each of the Guarantors certifying (i) the names and true signatures of the officer or officers of the Guarantors authorized to sign this Agreement, their Guaranties and any other Loan Documents to be delivered hereunder on behalf of the Guarantors; (ii) a copy of each of the Guarantors' by-laws as complete and correct on the date of this Agreement; and (iii) the stock ownership of each Guarantor.

     (f) Copies of the certificate of incorporation and all amendments thereto of Hirsch and the Guarantors certified in each case by the Secretary of State (or equivalent officer) of the state of incorporation of each of Hirsch and the Guarantors and a certificate of existence and good standing with respect to Hirsch and the Guarantors from the Secretary of State (or equivalent officer) of the state of incorporation of the Borrower and the Guarantors) and from the Secretary of State (or equivalent officer) of any state in which Hirsch or the Guarantors are authorized to do business.

     (g) An opinion of (i) Ruskin, Moscou, Evans & Faltischek, P.C., counsel for the Borrower and the Guarantors as to certain matters referred to in Article IV hereof and as to such other matters as the Agent or its counsel may reasonably request and (ii) of Cantey & Hanger, L.L.P. with respect to Sedeco and (iii) of Gardner, Carton & Douglas with respect to SMX, in each case, concerning such matters as the Agent or its counsel may reasonably request.

     (h) From each of the Guarantors, an executed Guaranty.

     (i) From Hirsch, copies of all of Hirsch's credit agreements, loan agreements, indentures, mortgages and other documents relating to the extension of credit.

     (j) From Hirsch, (x) the fees and expenses to be paid pursuant to this Agreement, and (y) those fees, charges and expenses as Hirsch, the Banks and the Agent may mutually agree.

     (k) The Agent and the Banks shall, prior to the date of this Agreement, have completed their due diligence reviews of Hirsch, the results of which shall be satisfactory to the Agent and the Banks in their sole discretion.

     (l) The following statements shall be true and the Agent shall have received a certificate signed by the President or Chief Financial Officer of Hirsch and each Guarantor dated the date hereof, stating that:

     (i) The representations and warranties contained in Article IV of this Agreement and in the other Loan Documents are true and correct on and as of such date; and (ii) No Default or Event of Default has occurred and is continuing, or would result from the making of the initial Revolving Credit Loans (Hirsch) or the issuance of the initial Letter of Credit, as applicable.

     (m) All legal matters incident to this Agreement and the Loan transactions contemplated hereby shall be satisfactory to Cullen and Dykman, counsel to the Agent.

     (n) Receipt by the Agent of such other approvals, opinions or documents as the Agent or its counsel may reasonably request.

     SECTION 3.02. Conditions Precedent to All Revolving Credit Loans (Hirsch) and all Letters of Credit. The obligation of the Banks to make each Revolving Credit Loan (Hirsch) and the obligation of the Issuing Bank to issue Letters of Credit shall each be subject to the further condition precedent that on the date of such Revolving Credit Loan (Hirsch) or Letter of Credit:

     (a) The following statements shall be true and the Agent shall have received a certificate signed by the President or the Chief Financial Officer of Hirsch dated the date of such Revolving Credit Loan (Hirsch) or Letter of Credit, stating that:

     (i) The representations and warranties contained in Article IV of this Agreement and in the other Loan Documents are true and correct in all material respects on and as of such date as though made on and as such date (provided that the representation made in Section 4.01(f) shall be deemed made as to the then most recent fiscal year and interim period financial statements delivered to the Agent and the Banks); and

     (ii) No Default or Event of Default has occurred and is continuing, or would result from such Revolving Credit Loan (Hirsch) or Letter of Credit.

     (b) The Agent shall have received such other approvals, opinions or documents as the Agent or its counsel may reasonably request.

     SECTION 3.03. Conditions Precedent to the Making of Permitted Acquisition Loans. The obligation of the Banks to make each Revolving Credit Loan (Hirsch) which is a Permitted Acquisition Loan shall be subject to the further conditions precedent that on the date of such Revolving Credit Loan (Hirsch):

     (a) The Agent and the Banks shall have received, at least ten (10) Business Days prior to such request, the certificate and information required under the definition of Permitted Acquisition.

     (b) The Agent and the Banks shall have received copies of all contracts, documents and agreements relating to the Permitted Acquisition (the "Acquisition Documents"), and evidence that except for the payment of that portion of the purchase price to be funded by the proceeds of any Permitted Acquisition Loans, the Permitted Acquisition has been completed in accordance with the terms of the Acquisition Documents previously furnished and that no condition or material obligation on the part of the acquired Person has been waived.

     SECTION 3.04. Conditions Precedent to the Making of the Term Loan. The obligation of each Bank to make its share of the Term Loan shall be subject to the condition precedent that the Agent and the Banks shall have received on or before the date of such Term Loan all of the documents required by Section 3.01,
3.02 and 3.03 and each of the following, in form and substance satisfactory to the Agent and its counsel:

     (a) A Term Loan Note, duly executed by Hirsch and payable to the order of each of the Banks.

     (b) The following statements shall be true and the Agent shall have received a certificate signed by the President or the Chief Financial Officer of Hirsch and each Guarantor dated such date, stating that:

     (i) The representations and warranties contained in Article IV of this Agreement and in the other Loan Documents are true and correct in all material respects on and as of such date as though made on and as of such date (provided that the representation made in Section 4.01(f) shall be deemed made as to the then most recent fiscal year and interim period financial statements delivered to the Agent and the Banks); and

     (ii) No Default or Event of Default has occurred and is continuing, or would result from the making of the Term Loan.

     (c) Additional Documentation. The Agent shall have received such other approvals, opinions, or documents as the Agent or its counsel may reasonably request.

     SECTION 3.05. Conditions Precedent to the Making of the Initial Revolving Credit Loan (HAPL). The obligation of the Banks to make the initial Revolving Credit Loan (HAPL) contemplated by this Agreement is subject to the condition precedent that the Agent shall have received from HAPL on or before the day of the making of the first Revolving Credit Loan (HAPL) the following, each dated such day, in form and substance satisfactory to the Agent and its counsel:

     (a) A Revolving Credit Note duly executed by HAPL and payable to the order of each of the Banks.

     (b) Certified (as of the date of this Agreement) copies of the resolutions of the Board of Directors of HAPL authorizing the Revolving Credit Loans (HAPL) and authorizing and approving this Agreement and the other Loan Documents and the execution, delivery and performance thereof and certified copies of all documents evidencing other necessary corporate action and governmental or other approvals, if any, with respect to this Agreement and the other Loan Documents.

     (c) Certified (as of the date of this Agreement) copies of the resolutions of the Board of Directors of each of the Guarantors authorizing and approving this Agreement, its Guaranty and any other Loan Document applicable to the Guarantors, and the execution, delivery and performance thereof and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement, its Guaranty and the other Loan Documents.

     (d) A certificate of the Secretary or an Assistant Secretary (attested to by another officer) of HAPL certifying; (i) the names and true signatures of the officer or officers of HAPL authorized to sign this Agreement, the Revolving Credit Notes (HAPL) and the other Loan Documents to be delivered hereunder on behalf of HAPL; and (ii) a copy of HAPL's by-laws as complete and correct on the date of this Agreement.

     (e) A certificate of the Secretary or an Assistant Secretary (attested to by another officer) of each of the Guarantors certifying (i) the names and true signatures of the officer or officers of the Guarantors authorized to sign this Agreement, their Guaranties and any other Loan Documents to be delivered hereunder on behalf of the Guarantors; (ii) a copy of each Guarantor's by-laws as complete and correct on the date of this Agreement; and (iii) the stock ownership each Guarantor.

     (f) Copies certified by the Secretary of State of the State of New York in the case of HAPL, the Secretary of State of the State of Delaware in the case of Hirsch and Equipment, the Ministry of Consumer and Commercial Relations of Ontario, Canada in the case of Pulse, and the Secretary of State of the State of Texas in the case of Sedeco, of the certificate of incorporation and all amendments thereto of HAPL and the Guarantors and a certificate of existence and good standing with respect to HAPL and the Guarantors from the Secretary of State of each state listed on Schedule 4.01(b) hereto and from any other jurisdiction in which HAPL and each Guarantor is qualified to do business.

     (g) an opinion of Ruskin, Moscou, Evans & Faltischek, P.C., counsel for HAPL and an opinion of counsel for each Guarantor (other than Pulse) as to certain matters referred to in Article IV hereof and as to such other matters as the Agent or its counsel may reasonably request. (h) From each of the Guarantors, an executed Guaranty.

     (i) From HAPL, a Security Agreement duly executed by HAPL giving to the Banks a first priority security interest in substantially all of the assets of HAPL including, but not limited to, all personal property, equipment, fixtures, inventory, accounts, chattel paper (including all Eligible Lease assets and all other leases of commercial and industrial embroidery and related equipment) and general intangibles all whether now owned or hereafter acquired (the
"Collateral") together with: (1) acknowledgement copies of the Financing Statements (UCC-1) duly filed under the Uniform Commercial Code of all jurisdictions necessary or, in the opinion of the Agent, desirable to perfect the security interest created by the Security Agreement; and (2) certified copies of Request for Information (Form UCC-11) identifying all of the financing statements on file with respect to HAPL in all jurisdictions referred to under
(1), including the Financing Statements filed by the Agent on behalf of the Banks against HAPL indicating that no party claims an interest in any of the Collateral, other than Liens permitted by Section 5.02(a).

     (j) From HAPL, copies of all the Borrower's credit agreements, loan agreements, indentures, mortgages and other documents relating to the extension of credit.

     (k) The following statements shall be true and the Agent shall have received certificates signed by a duly authorized officer of each of HAPL and the Guarantors dated the date hereof, stating that to the best of the officer's knowledge after due inquiry:

     (i) The representations and warranties contained in Article IV of this Agreement, the Guaranty and in the Security Agreement are correct on and as of such date; and

     (ii) No Default or Event of Default has occurred and is continuing, or would result from the making of a Revolving Credit Loan (HAPL).

     (l) The Bank shall have received a Borrowing Base Certificate in accordance with the provisions of Section 5.01(m).

     (m) From HAPL, (x) the fees and expenses to be paid pursuant to this Agreement, and (y) those fees, charges and expenses as HAPL, the Banks and the Agent may mutually agree.

     (n) From HAPL, a property damage insurance policy in the amount of the replacement value of that portion of the Collateral consisting of industrial and commercial embroidery and related equipment held as inventory and not leased to a lessee for such equipment, naming the Agent and the Banks as loss payee with an insurance company acceptable to the Agent. The policy shall provide for thirty (30) days notice to the Agent of cancellation or change.


     (o) From HAPL, a copy of its current form of lease for industrial and commercial embroidery equipment, together with all supporting documentation thereto.

     (p) From HAPL, copies of all master purchase agreements or similar agreements entered into by HAPL in connection with the sale of its lease paper, including, but not limited to such agreements entered into by HAPL with each Funding Source, and all criteria for permanent Non-Recourse purchase by each Funding Source.

     (q) The Agent shall have conducted a Collateral Audit of the (i) the Eligible Lease Assets and (ii) the books and records of the Borrower, and the Agent shall have conducted such other due diligence as the Agent, in its reasonable discretion, considers necessary. The results of such Collateral Audit shall be satisfactory to the Agent in its reasonable discretion. Such Collateral Audit may be performed by the Agent's internal staff or by the Agent's designated representatives. The Collateral Audit shall be at the expense of HAPL.


     (r) All legal matters incident to the initial Revolving Credit Loan (HAPL) shall be satisfactory to Cullen and Dykman, counsel to the Agent.

     (s) The Agent shall have entered into an Intercreditor Agreement with each Funding Source.

     (t) The Agent shall have received such other approvals, opinions, or documents as the Agent may reasonably request.

     SECTION 3.06. Conditions Precedent to all Revolving Credit Loans (HAPL). The obligations of the Banks to make each Revolving Credit Loan (HAPL) (including the initial Revolving Credit Loan (HAPL)) shall be subject to the condition precedent that on the date of such Revolving Credit Loan (HAPL):

     (a) The following statements shall be true and the Agent shall have received a certificate signed by a duly authorized officer of the Borrower and each of the Guarantors dated the date of the Revolving Credit Loan (HAPL) stating that in all material respects, to the best of said officer's knowledge after due inquiry:

     (i) The representations and warranties contained in Article IV of this Agreement and the other Loan Documents are correct on and as of the date of the Revolving Credit Loan (HAPL) as though made on and as of such date; and

     (ii) No Default or Event of Default has occurred and is continuing, or would result from the making of such Revolving Credit Loan.

     (b) HAPL shall have delivered to the Agent a current Borrowing Base Certificate in form and substance satisfactory to the Agent.

     (c) HAPL shall have delivered to the Agent an aging of all leases between HAPL and all lessees in form and substance satisfactory to the Agent.

     (d) The Agent shall have entered into an Intercreditor Agreement with each Funding Source.

     (e) The Total Commitment (Hirsch) shall be in effect.

     (f) The Agent shall have received such other approvals, opinions, or documents as the Agent or its counsel may reasonably request in accordance with this Agreement.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     SECTION 4.01. Representations and Warranties. On the date of this Agreement, on each date that either Borrower requests a Revolving Credit Loan or Hirsch requests a Letter of Credit and on the date the Term Loan is made, the Borrowers and each of the Guarantors represent and warrant as follows:

     (a) Subsidiaries. On the date hereof, the only Subsidiaries of the Borrowers or a Guarantor are those set forth on Schedule 4.01(a) annexed hereto, which Schedule accurately sets forth with respect to each such Subsidiary, its name and address, any other addresses at which it conducts business, its state of incorporation and each other jurisdiction in which it is qualified to do business and the identity and share holdings of its stockholders. Except as set forth on Schedule 4.01(a), all of the issued and outstanding shares of each Subsidiary which are owned by a Borrower or a Guarantor are owned by such Borrower or such Guarantor free and clear of any mortgage, pledge, lien or encumbrance. Except as set forth on Schedule 4.01(a), there are not outstanding any warrants, options, contracts or commitments of any kind entitling any Person to purchase or otherwise acquire any shares of common or capital stock or other equity interest of any Guarantor or any Subsidiary of a Borrower or a Guarantor, nor are there outstanding any securities which are convertible into or exchangeable for any shares of the common or capital stock of any Guarantor or any Subsidiary of a Borrower or a Guarantor.

     (b) Good Standing. The Borrowers and the Guarantors are each corporations duly incorporated, validly existing and in good standing under the laws of the States of their respective incorporation and each has the corporate power to own their assets and to transact the business in which they are presently engaged and are duly qualified and are in good standing in such other jurisdictions where failure to qualify or otherwise maintain such standing could result in a Material Adverse Change in the Borrower and the Guarantors, taken as a whole.

     (c) Due Execution, Etc. The execution, delivery and performance by each Borrower and each Guarantor of the Loan Documents to which they are a party are within the Borrowers' and the Guarantors' corporate power and have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the stockholders of the Borrowers or Guarantors; (ii) do not contravene the Borrowers' or any of the Guarantors' certificates of incorporation, charters or by-laws; (iii) violate any provision of any law, rule, regulation, contractual restriction, order, writ, judgment, injunction, or decree, determination or award binding on or affecting either Borrower or any Guarantor; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement, or any other agreement, lease or instrument to which a Borrower or any Guarantor is a party or by which it or its properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than the Lien of the Loan Documents) upon or with respect to any of the properties now owned or hereafter acquired by a Borrower or any Guarantor.

     (d) No Consents Required. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by a Borrower or any Guarantor of any Loan Document to which it is a party, except authorizations, approvals, actions, notices or filings which have been obtained, taken or made, as the case may be.

     (e) Validity and Enforceability. The Loan Documents when delivered hereunder will have been duly executed and delivered on behalf of each Borrower and each Guarantor, as the case may be, and will be legal, valid and binding obligations of each Borrower and each Guarantor, as the case may be, enforceable against each Borrower or such Guarantor in accordance with their respective terms.

     (f) Financial Statements. The consolidated and consolidating financial statements of Hirsch and its Consolidated Affiliates for the fiscal year ended January 31, 1997, and for the fiscal quarter ended July 31, 1997 copies of which have been furnished to the Agent and the Banks, fairly present the financial condition of Hirsch and its Consolidated Affiliates as at such dates and the results of operations of Hirsch and its Consolidated Affiliates for the periods ended on such dates, all in accordance with GAAP, and since such dates (and each succeeding January 31) there has been (i) no material increase in the liabilities of Hirsch and its Consolidated Affiliates and (ii) no Material Adverse Change in Hirsch and its Consolidated Affiliates.

     (g) No Litigation. There is no pending or, to either Borrower's knowledge, threatened action, proceeding or investigation affecting such Borrower, any Guarantor or any Subsidiary of a Borrower or a Guarantor, before any court, governmental agency or arbitrator, which may either in one case or in the aggregate, result in a Material Adverse Change in a Borrower, any Guarantor or any such Subsidiary.

     (h) Taxes. Each Borrower, each Guarantor and each Subsidiary of a Borrower or a Guarantor have filed all federal, state and local tax returns required to be filed and have paid all taxes, assessments and governmental charges and levies thereon to be due, including interest and penalties. The federal income tax liability of each Borrower, each Guarantor and each Subsidiary has been finally determined and satisfied for all taxable years up to and including the taxable year ending January 31, 1996

     (i) Licenses, etc. Each Borrower, each Guarantor and each Subsidiary of a Borrower or a Guarantor possess all licenses, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct their respective businesses substantially as now conducted and as presently proposed to be conducted, and neither a Borrower, any Guarantor nor any such Subsidiary are in violation of any similar rights of others.

     (j) Burdensome Agreements. To the best of the Borrowers' knowledge after due inquiry, neither of the Borrowers, nor any of the Guarantors nor any Subsidiary of a Borrower or a Guarantor are a party to any indenture, loan or credit agreement or any other agreement, lease or instrument or subject to any charter, corporate or partnership restriction which could result in a Material Adverse Change in the Borrowers, the Guarantors and such Subsidiaries, taken as a whole. Neither Borrower nor any Guarantor nor any such Subsidiary is in default in any respect in the performance, observance, or fulfillment of any of the obligations or covenants contained in any agreement or instrument material to its business.

     (k) Margin Stock. Neither Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation G, T, U or X), and no proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or in any other way which will cause such Borrower to violate the provisions of Regulations G, T, U or X.

     (l) Compliance With Laws. Each Borrower, each Guarantor and each Subsidiary of a Borrower or a Guarantor are in all material respects in compliance with all federal and state laws and regulations in all jurisdictions where the failure to comply with such laws or regulations could result in a Material Adverse Change in the Borrowers and the Guarantors, taken as a whole.

     (m) ERISA. Each Borrower, each Guarantor, each Subsidiary of a Borrower or a Guarantor and each ERISA Affiliate are in compliance in all material respects with all applicable provisions of ERISA. Neither a Reportable Event nor a Prohibited Transaction has occurred and is continuing with respect to any Plan; no notice of intent to terminate a Plan has been filed nor has any Plan been terminated; no circumstances exist which constitute grounds under Section 4042 of ERISA entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administrate, a Plan, nor has the PBGC instituted any such proceedings; neither a Borrower, any Guarantor, any Subsidiary of a Borrower or a Guarantor, nor any ERISA Affiliate has completely or partially withdrawn under Sections 4201 or 4204 of ERISA from a Multiemployer Plan; each Borrower, each Guarantor, each Subsidiary of a Borrower or a Guarantor and each ERISA Affiliate have met their minimum funding requirements under ERISA with respect to all of their Plans and the present fair market value of all Plan assets exceeds the present value of all vested benefits under each Plan, as determined on the most recent valuation date of the Plan in accordance with the provisions of ERISA for calculating the potential liability of a Borrower, any Guarantor, any such Subsidiary or any ERISA Affiliate to PBGC or the Plan under Title IV of ERISA; and neither either Borrower, any Guarantor, any such Subsidiary nor any ERISA Affiliate has incurred any liability to the PBGC under ERISA.

     (n) Hazardous Materials. Each Borrower, each Guarantor and each Subsidiary of a Borrower or a Guarantor are in compliance with all federal, state or local laws, ordinances, rules, regulations or policies governing Hazardous Materials and neither Borrower, any Guarantor nor any such Subsidiary has used Hazardous Materials on, from, or affecting any property now owned or occupied or hereafter owned or occupied by either Borrower, any Guarantor or any such Subsidiary in any manner which violates federal, state or local laws, ordinances, rules, regulations or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials, and that to the best of the Borrowers', Guarantors' and such Subsidiaries' knowledge, no prior owner of any such property or any tenant, subtenant, prior tenant or prior subtenant have used Hazardous Materials on, from or affecting such property in any manner which violates federal, state or local laws, ordinances, rules, regulations, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials.

     (o) Use of Proceeds. The proceeds of the Revolving Credit Loans shall be used exclusively for the purposes set forth in Section 2.05(a) and Section 2.23 of this Agreement. Letters of Credit shall be used exclusively for the purposes set forth in Section 2.05(b) of this Agreement. The proceeds of the Term Loans shall be used exclusively for the purposes set forth in Section 2.15 of this Agreement.

     (p) No Liens. The properties and assets of the Borrowers, the Guarantors and each Subsidiary of a Borrower or a Guarantor are not subject to any Lien other than those described in Section 5.02(a) hereof.

     (q) Casualties. Neither the business nor the properties of the Borrowers, any Guarantor or any Subsidiary of the Borrowers or a Guarantor are affected by any fire, explosion, accident, strike, hail, earthquake, embargo, act of God or of the public enemy, or other casualty (whether or not covered by insurance), which could result in a Material Adverse Change in Hirsch and the Guarantors, taken as a whole. (r) Solvency of Guarantors. The liability of the Guarantors as a result of the execution of their respective Guaranties and the execution of this Agreement shall not cause the liabilities (including contingent liabilities) of each of the Guarantors to exceed the fair saleable value of their respective assets.

     (s) Advantage to Guarantors. The Guarantors acknowledge they have derived or expect to derive a financial or other advantage from the Loans obtained by the Borrowers from the Bank.

     (t) Credit Agreements. Schedule 4.01(t) is a complete and correct list of all credit agreements, indentures, purchase agreements, guaranties, Capital Leases, and other investments, agreements and arrangements presently in effect providing for or relating to extensions of credit (including agreements and arrangements for the issuance of letters of credit or for acceptance financing) in respect of which either of the Borrowers or any Guarantor is in any manner directly or contingently obligated, and the maximum principal or face amounts of the credit in question, outstanding or to be outstanding, are correctly stated, and all Liens of any nature given or agreed to be given as security therefor are correctly described or indicated in such Schedule and neither of the Borrowers nor any Guarantor is in default with respect to its obligations thereunder.

     (u) Eligible Lease Assets. The interests of HAPL in and to the Eligible Lease Assets, including the equipment which is the subject of any Eligible Lease Assets, are or will be reflected in duly filed financing statements under the Uniform Commercial Code ("UCC") of the State of New York and under the UCC of any other states applicable thereto.

     (v) Funding Sources. Schedule 4.01(v) is a complete and correct list of the names, addresses, telephone numbers and contact persons of each Funding Source of HAPL.

                                    ARTICLE V

                            COVENANTS OF THE BORROWER

     SECTION 5.01. Affirmative Covenants. So long as (i) any part of the Total Commitment shall be in effect, (ii) any amount shall remain outstanding under any of the Notes, or (iii) any Letter of Credit, accepted draft or deferred payment obligation under a Letter of Credit is outstanding, the Borrowers and each of the Guarantors will, unless the Agent and the Required Banks shall otherwise consent in writing:

     (a) Compliance with Laws, Etc. Comply, and cause each Subsidiary of a Borrower or a Guarantor to comply, in all material respects with all applicable laws, rules, regulations and orders, where the failure to so comply could result in a Material Adverse Change in such Borrower, a Guarantor or any such Subsidiary.

     (b) Reporting Requirements. Furnish to the Agent and each of the Banks:

     (i) Annual Financial Statements.

     (1) As soon as available and in any event within ninety five (95) days after the end of each fiscal year of Hirsch, a copy of the audited consolidated financial statements of Hirsch and its Consolidated Affiliates for such year, including a balance sheet with related statements of income and retained earnings and statements of cash flows, all in reasonable detail and setting forth in comparative form the figures for the previous fiscal year, together with an unqualified opinion, prepared by Deloitte & Touche or such other independent certified public accountants selected by the Borrower and reasonably satisfactory to the Agent, all such financial statements to be prepared in accordance with GAAP, and

     (2) As soon as available and in any event within ninety five (95) days after the end of each fiscal year of Hirsch, a copy of the consolidating financial statements of Hirsch and its Consolidated Affiliates for such year, including balance sheets with related statements of income and retained earnings and statements of cash flows and a statement of (x) the aggregate advances by Hirsch to HAPL, and (y) the aggregate advances by Hirsch to all Subsidiaries other than HAPL, all in reasonable detail and setting forth in comparative form the figures for the previous fiscal year, prepared by management of Hirsch, all such financial statements to be prepared in accordance with GAAP, and

     (3) consolidating projections for Hirsch and its Consolidated Affiliates for the next three (3) years, including balance sheets and statements of profit and loss for the next three (3) years, prepared by management of Hirsch.

     (ii) Quarterly Financial Statements.

     (1) As soon as available and in any event within fifty (50) days after the end of each of the first three fiscal quarters of each fiscal year of Hirsch, a copy of the consolidated financial statements of Hirsch and its Consolidated Affiliates for such quarter and for year to date, including a balance sheet with related statements of income and retained earnings and a statement of cash flows, all in reasonable detail and setting forth in comparative form the figures for the comparable quarter and comparable year to date period for the previous fiscal year, all such financial statements to be prepared by management of Hirsch in accordance with GAAP, and

     (2) As soon as available and in any event within fifty (50) days after the end of each of the first three fiscal quarters of each fiscal year of Hirsch, a copy of the consolidating financial statements of Hirsch and its Consolidated Affiliates, for such quarter and for year to date, including a balance sheet with related statements of income and retained earnings and statements of cash flows and a statement of (x) the aggregate advances by Hirsch to HAPL and (y) the aggregate advances by Hirsch to all Subsidiaries other than HAPL, all in reasonable detail and setting forth in comparative form the figures for the comparable quarter and comparable year to date period for the previous fiscal year, all such financial statements to be prepared by management of Hirsch in accordance with GAAP.

     (iii) Management Letters. Promptly upon receipt thereof, copies of any reports submitted to Hirsch or any Guarantor by independent certified public accountants in connection with examination of the financial statements of Hirsch and each Guarantor made by such accountants.

     (iv) Certificate of No Default. Simultaneously with the delivery of the financial statements referred to in Section 5.01(b)(i) and (ii), a certificate of the President or the Chief Financial Officer of Hirsch or Guarantor, as the case may be, (1) certifying that no Default or Event of Default has occurred and is continuing, or if a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto; (2) with computations demonstrating compliance with the covenants contained in Section 5.03; and (3) certifying that after excluding the financial impact of third party sales by Tajima USA, Inc. from consolidated operations and after excluding the net income of Tajima USA, Inc. from Hirsch's consolidated net income, Hirsch would remain in compliance with the covenants contained in Section 5.03.

     (v) Accountant's Certificate. Simultaneously with the delivery of the annual financial statements referred to in Section 5.01(b)(i), a certificate of the independent certified public accountants who audited such statements to the effect that, in making the examination necessary for the audit of such statements, they have obtained no knowledge of any condition or event which constitutes a Default or Event of Default, or if such accountants shall have obtained knowledge of any such condition or event, specify in such certificate each such condition or event of which they have knowledge and the nature and status thereof. In addition, such accountants shall certify that after excluding the financial impact of third party sales by Tajima USA, Inc. from consolidated operations, and after excluding the net income of Tajima USA, Inc. from Hirsch's consolidated net income, Hirsch would remain in compliance with the covenants contained in Section 5.03.

     (vi) Notice of Litigation. Promptly after the commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, affecting either Borrower, any Guarantor or any Subsidiary of a Borrower or a Guarantor which, if determined adversely to the Borrower, any Guarantor or any such Subsidiary could result in a Material Adverse Change in the Borrower and the Guarantors, taken as a whole.

     (vii) Notice of Defaults and Events of Default. As soon as possible and in any event within five (5) days after the occurrence of each Default or Event of Default, a written notice setting forth the details of such Default or Event of Default and the action which is proposed to be taken by the applicable Borrower with respect thereto.

     (viii) ERISA Reports. Promptly after the filing or receiving thereof, copies of all reports, including annual reports, and notices which a Borrower any Guarantor and any Subsidiary of a Borrower or a Guarantor, files with or receives from the PBGC or the U.S. Department of Labor under ERISA; and as soon as possible after a Borrower, any Guarantor or any such Subsidiary knows or has reason to know that any Reportable Event or Prohibited Transaction has occurred with respect to any Plan or that the PBGC or a Borrower, any Guarantor or any such Subsidiary has instituted or will institute proceedings under Title IV of ERISA to terminate any Plan, such Borrower or such Guarantor will deliver to the Agent a certificate of the President or the Chief Financial Officer of such Borrower or such Guarantor setting forth details as to such Reportable Event or Prohibited Transaction or Plan termination and the action such Borrower or such Guarantor proposes to take with respect thereto.

     (ix) Reports to Other Creditors. Promptly after the furnishing thereof, copies of any statement or report furnished to any other party pursuant to the terms of any indenture, loan, or credit or similar agreement and not otherwise required to be furnished to the Agent pursuant to any other clause of this
Section 5.01(b).

     (x) Proxy Statements, Etc. Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports which Hirsch, any Guarantor or any Subsidiary of a Borrower or any Guarantor sends to its public stockholders, and copies of all regular, periodic, and special reports, and all registration statements which Hirsch, any Guarantor or any such Subsidiary files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or with any national securities exchange.

     (xi) Notice of Default or Termination of Tajima Agreement or Sedeco Tajima Agreement. Promptly upon receipt thereof, notice of the cancellation or suspension of the Tajima Agreement or the Sedeco Tajima Agreement or of any notice by any party thereto of its intent to cancel or suspend the Tajima Agreement or the Sedeco Tajima Agreement, and notice of the existence of any default or event of default thereunder.

     (xii) Notice of Tajima Agreements. Promptly upon the commencement thereof, notice to the Agent of any new agreement between Hirsch and/or any of its Affiliates and Tajima Industries Ltd.

     (xiii) Notice of IRS Audits. Promptly upon the occurrence thereof, notice to the Agent of any audit or other investigation by the Internal Revenue Service of HAPL's treatment of the residual value of its leases.

     (xiv) Reports to Funding Sources. At the same time it furnishes financial information to any Funding Source, copies of such information;

     (xv) General Information. Such other information respecting the condition or operations, financial or otherwise, of a Borrower, any Guarantor or any Subsidiary of a Borrower or a Guarantor as the Bank may from time to time reasonably request.

     (c) Taxes. Pay and discharge, and cause its Subsidiaries to pay and discharge, all taxes, assessments and governmental charges upon it or them, its or their income and its or their properties prior to the dates on which penalties are attached thereto, unless and only to the extent that (i) such taxes shall be contested in good faith and by appropriate proceedings by a Borrower, any Guarantor or any such Subsidiary, as the case may be, and (ii) there be adequate reserves therefor in accordance with GAAP entered on the books of a Borrower, any Guarantor or any such Subsidiary.

     (d) Corporate Existence. Preserve and maintain, and cause its Subsidiaries to preserve and maintain, their corporate existence and good standing in the jurisdiction of their incorporation and the rights, privileges and franchises of a Borrower, each Guarantor and each such Subsidiary in each case where failure to so preserve or maintain could result in a Material Adverse Change in Hirsch and the Guarantors, taken as a whole.

     (e) Maintenance of Properties and Insurance. (i) Keep, and cause any Subsidiaries to keep, the respective properties and assets (tangible or intangible) that are useful and necessary in its business, in good working order and condition, reasonable wear and tear excepted; (ii) maintain, and cause any Subsidiaries to maintain, insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in similar businesses and owning properties doing business in the same general areas in which a Borrower, any Guarantors and any such Subsidiaries operate; and (iii) maintain a property damage insurance policy in the amount of the replacement value of that portion of the Collateral consisting of industrial and commercial embroidery equipment held as inventory and not leased to a lessee for such equipment, naming the Agent and the Banks as loss payee with an insurance company acceptable to the Agent. The policy shall provide for thirty (30) days notice to the Agent of cancellation or change.

     (f) Books of Record and Account. Keep and cause any Subsidiaries to keep, adequate records and proper books of record and account in which complete entries will be made in a manner to enable the preparation of financial statements in accordance with GAAP, reflecting all financial transactions of the Borrowers, the Guarantors, and any such Subsidiaries.

     (g) Visitation; Collateral Audit. (a) At any reasonable time and upon reasonable notice, and from time to time, permit the Agent or any of the Banks or any agents or representatives thereof, to examine and make copies of and abstracts from the books and records of, and visit the properties of, a Borrower or any Guarantor and to discuss the affairs, finances and accounts of a Borrower or any Guarantor with any of the respective officers or directors of a Borrower or such Guarantor or the Borrowers' or such Guarantor's independent accountants.

     (b) Upon reasonable notice, in the event that there have been, at any time, any Revolving Credit Loans (HAPL) outstanding, permit the Agent to conduct a Collateral Audit, by the Agent's in-house staff or by outside auditors. The cost of one (1) such Collateral Audit, during each semi-annual fiscal period shall be at HAPL's cost and expense, with additional Collateral Audits to be at the expense of the Agent for the pro rata account of the Banks, unless there is an occurrence of an Event of Default, in which case the Agent may conduct such additional Collateral Audits as are deemed necessary by the Agent, in its sole discretion, at the Borrower's cost and expense. (h) Performance and Compliance with Other Agreements. Perform and comply with each of the provisions of each and every agreement the failure to perform or comply with which could result in a Material Adverse Change in Hirsch and the Guarantors, taken as a whole.

     (i) Pension Funding. Comply with the following and cause each ERISA Affiliate of a Borrower, any Guarantor or any Subsidiary of a Borrower or a Guarantor to comply with the following:

     (i) engage solely in transactions which would not subject any of such entities to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Internal Revenue Code in either case in an amount in excess of $25,000.00;

     (ii) make full payment when due of all amounts which, under the provisions of any Plan or ERISA, a Borrower, any Guarantor, any such Subsidiary or any ERISA Affiliate of any of same is required to pay as contributions thereto;

     (iii) all applicable provisions of the Internal Revenue Code and the regulations promulgated thereunder, including but not limited to Section 412 thereof, and all applicable rules, regulations and interpretations of the Accounting Principles Board and the Financial Accounting Standards Board;

     (iv) not fail to make any payments in an aggregate amount greater than $25,000.00 to any Multiemployer Plan that a Borrower, any Guarantor, any such Subsidiary or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto; or

     (v) not take any action regarding any Plan which could result in the occurrence of a Prohibited Transaction.

     (j) Licenses. Maintain at all times, and cause each Subsidiary to maintain at all times, all licenses or permits necessary to the conduct of its business or as may be required by any governmental agency or instrumentality thereof.

     (k) New Subsidiaries and Affiliates. Cause (i) any Subsidiary of either Borrower or any Guarantor, or (ii) any Affiliate of either Borrower or any Guarantor engaged in any of the businesses of Hirsch as set forth in Hirsch's initial public offering prospectus dated as of February 17, 1994, in either case formed after the date of this Agreement, to (x) become a guarantor of all obligations of the Borrowers under this Agreement and the other Loan Documents and (y) become a party to this Agreement.

     (l) Agent's Administrative Fee. Pay to the Agent the annual administrative fees as mutually agreed between Hirsch and the Agent.

         (m) Borrowing Base Certificate; Aging of Leases; Sale of Eligible Lease Assets. Once the initial Revolving Credit Loan (HAPL) has been made, deliver to the Agent and the Banks, not later than the fifteenth (15th) day of each month
(x) a Borrowing Base Certificate dated as of the last Business Day of the prior month, such Borrowing Base Certificate to include: (i) the book value, calculated in accordance with GAAP, of each Eligible Lease Asset, which book value shall not include any residual value of such Eligible Lease Asset; (ii) each lease which has one or more payments past due; and (iii) HAPL's calculation of the Borrowing Base; (y) an aging of all Eligible Lease Assets as of the last Business day of the prior month in form and substance satisfactory to the Bank; and (z) notice of the sale of Eligible Lease Assets, which notice shall specify the Eligible Lease Assets sold and the purchase price for such Eligible Lease Assets and the name and address of the purchaser thereof together with (i) two
(2) UCC-3 termination statements for the Eligible Lease Assets sold for the Agent's execution in substantially the form annexed to the Security Agreement as Exhibit A and (ii) a Borrowing Base Certificate, which certificate shall indicate compliance with section 2.17 hereof upon remittance to the Agent of the proceeds of such sale as required thereby;

     (n) Funding Sources. (i) Notify the Agent of any additional Funding Source of HAPL, within five (5) Business Days of such addition, (ii) deliver to the Agent a true copy of any agreement between HAPL and such Funding Source for the purchase of leases or any portion thereof, (iii) cause such additional Funding Source of HAPL to enter into an Intercreditor Agreement with the Agent prior to selling or otherwise transferring any leases to such new Funding Source, and
(iv) notify the Agent of the termination of any such agreement with a Funding Source within the earlier of (x) twenty (20) days of notice of such termination, or (y) twenty (20) days of such termination.

     SECTION 5.02. Negative Covenants. So long as (i) any part of the Total Commitment shall be in effect, (ii) any amount shall remain outstanding under any of the Notes, or (iii) any Letter of Credit, accepted draft or deferred payment obligation under a Letter of Credit is outstanding, neither Borrower nor any of the Guarantors nor any Subsidiary of a Borrower or a Guarantor will, without the written consent of the Agent and the Required Banks:

     (a) Liens, Etc. Create, incur, assume or suffer to exist, any Lien, upon or with respect to any of its properties, now owned or hereafter acquired, except:

     (i) Liens in favor of the Banks securing Debt permitted by Section 5.02;

     (ii) Liens for taxes or assessments or other government charges or levies if not yet due and payable or if due and payable if they are being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained;

     (iii) Liens imposed by law, such as mechanics', materialmen's, landlords', warehousemen's, and carriers' Liens, and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established;

     (iv) Liens under workers' compensation, unemployment insurance, Social Security, or similar legislation;

     (v) Liens, deposits, or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases (permitted under the terms of this Agreement), public or statutory obligations, surety, stay, appeal, indemnity, performance or other similar bonds, or other similar obligations arising in the ordinary course of business;

     (vi) Liens described in Schedule 5.02(a), provided that no such Liens shall be renewed, extended or refinanced;

     (vii) Judgment and other similar Liens arising in connection with court proceedings (other than those described in Section 6.01(f)), provided the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

     (viii) Easements, rights-of-way, restrictions, and other similar encumbrances which, in the aggregate, do not materially interfere with the Borrower's or a Guarantor's occupation, use and enjoyment of the property or assets encumbered thereby in the normal course of its business or materially impair the value of the property subject thereto;

     (ix) Purchase money Liens on any property hereafter acquired or the assumption of any Lien on property existing at the time of such acquisition, or a Lien incurred in connection with any conditional sale or other title retention agreement or a Capital Lease, provided that:

     (1) Any property subject to any of the foregoing is acquired by the Borrower or any Guarantor in the ordinary course of its respective business and the Lien on any such property is created contemporaneously with such acquisition; (2) The obligation secured by any Lien so created, assumed, or existing shall not exceed one hundred (100%) percent of lesser of cost or fair market value of the property acquired as of the time of the Borrower or any Guarantor acquiring the same;

     (3) Each such Lien shall attach only to the property so acquired and fixed improvements thereon;

     (4) The Debt  secured by all such Liens shall not exceed Four  Million Five
Hundred   Thousand($4,500,000.00)   Dollars  at  any  time  outstanding  in  the
aggregate; and

     (5) The  obligation  secured by such Lien is permitted by the provisions of
Section  5.02(b) and the related  expenditure  is permitted by the provisions of
Section 5.03(b);

     (x) Liens constituting mortgages on real property in an aggregate principal amount not to exceed Five Million ($5,000,000.00) Dollars; and

     (xi) Liens given to Funding Sources granted in connection with the sale of leases by HAPL.

     (b) Debt. Create, incur, assume, or suffer to exist, any Debt, except:

     (i) Debt of the Borrower under this Agreement, the Notes or the Letters of Credit;

     (ii) Debt described in Schedule 5.02(b), provided that no such Debt shall be renewed, extended or refinanced;

     (iii) Accounts payable to trade creditors for goods or services and current operating liabilities (other than for borrowed money), in each case incurred in the ordinary course of business and paid within the specified time, unless contested in good faith and by appropriate proceedings;

     (iv) Debt of the Borrower or any Guarantor secured by purchase money Liens permitted by Section 5.02(a)(ix);

     (v) Debt incurred by HAPL from Hirsch permitted by Section 5.02(r);

     (vi) Debt in connection with mortgage liens permitted pursuant to Section 5.02(a)(x) hereof; and

     (vii) Any other Debt in the maximum aggregate amount outstanding at any time of $60,000.00.

     (c) Lease Obligations. Create, incur, assume, or suffer to exist any obligation as lessee for the rental or hire of any real or personal property, except (i) Capital Leases permitted by Section 5.02(a); (ii) leases existing on the date of this Agreement and any extensions or renewals thereof; and (iii) leases (other than Capital Leases) which do not in the aggregate require the Borrowers or any Guarantor to make payments (including taxes, insurance, maintenance, and similar expenses which the Borrowers or any Guarantor is required to pay under the terms of any lease) in any fiscal year of Hirsch in excess of $2,000,000.00.

     (d) Merger. Merge into, or consolidate with or into, or have merged into it, any Person (for the purpose of this subsection (d), the acquisition or sale by a Borrower or any Guarantor by lease, purchase or otherwise, of all, or substantially all, of the common stock or the assets of any Person or of it shall be deemed a merger of such Person with the Borrower or any Guarantor) other than (i) a merger of a Subsidiary into its parent corporation, (ii) Other Acquisitions, but not in excess of the Other Acquisition Maximum Consideration, or (iii) in connection with Permitted Acquisitions, provided that the total aggregate consideration for all Other Acquisitions and Permitted Acquisitions (including all Permitted Acquisition Loans) shall not exceed $30,000,000.00 in the aggregate during the term of this Agreement.

     (e) Sale of Assets, Etc. Sell, assign, transfer, lease or otherwise dispose of any of its assets, (including a saleleaseback transaction) with or without recourse, except for (i) inventory disposed of in the ordinary course of business; and (ii) the sale or other disposition of assets no longer used or useful in the conduct of its business, (iii) saleleaseback transactions which in the aggregate involve the sale of assets for total consideration of not greater than $2,000,000.00 Dollars, (iv) leases sold by HAPL on a Non-Recourse basis and
(v) leases sold by HAPL on a recourse basis, provided that the aggregate liability of HAPL for such recourse does not exceed $2,500,000.00 at any time.

     (f) Investments, Etc. Make any Investment other than Permitted Investments.

     (g) Transactions With Affiliates. Except in the ordinary course of business and pursuant to the reasonable requirements of a Borrower's, a Guarantor's or a Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower, or the Guarantor or the Subsidiary than would be obtained in a comparable arm's length transaction with a Person not an Affiliate, enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate.

     (h) Prepayment of Outstanding Debt. Pay, in whole or in part, any outstanding Debt (other than the Loans) of the Borrower or any Guarantor which by its terms is not then due and payable (other than the Loans).

     (i) Guarantees. Guaranty, or in any other way become directly or contingently obligated for any Debt of any other Person (including any agreements relating to working capital maintenance, take or pay contracts or similar arrangements) other than (i) the endorsement of negotiable instruments for deposit in the ordinary course of business; (ii) guarantees existing on the date hereof and set forth in Schedule 5.02(i) annexed hereto, or (iii) guarantees of Debt permitted hereunder.

     (j) Change of Business. Materially alter the nature of its business.

     (k) Fiscal Year. Change the ending date of its fiscal year from January 31.

     (l) Losses. Incur a net loss for any fiscal year.

     (m)  Accounting  Policies.   Change  any  accounting  policies,  except  as
permitted by GAAP.

     (n) Change of Tax Status. Change its tax reporting status as a C corporation.

     (o) Change in Ownership. Fail or cease to maintain the ownership by Paul Levine and Henry Arnberg, directly or indirectly, of a majority of such classes of voting stock of Hirsch and the Guarantors such as would enable the holder thereof to elect a majority of the members of the Board of Directors of Hirsch and each Guarantor.

     (p) Management. Fail to retain each of Henry Arnberg and Paul Levine in a reasonably active full time capacity in the management of Hirsch and Guarantors.

     (q) Hazardous Material. Each Borrower, each Guarantor and each Subsidiary of a Borrower or a Guarantor shall not cause or permit any property owned or occupied by a Borrower, any Guarantor or any such Subsidiary to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials, except in compliance with all applicable federal, state and local laws or regulations nor shall a Borrower, any Guarantor or any such Subsidiary cause or permit, as a result of any intentional or unintentional act or omission on the part of a Borrower, any Guarantor or any such Subsidiary or any tenant or subtenant, a release of Hazardous Materials onto any property owned or occupied by a Borrower, any Guarantor or any such Subsidiary or onto any other property. Each Borrower, each Guarantor and each such Subsidiary shall not fail in all material respects to comply with all applicable federal, state and local laws, ordinances, rules and regulations, whenever and by whomever triggered, and shall not fail to obtain and comply with, any and all approvals, registrations or permits required thereunder. The Borrowers and the Guarantors shall execute any documentation reasonably required by the Agent in connection with the representations, warranties and covenants contained in this paragraph and Section 4.01 of this Agreement.

     (r) HAPL Transactions. (i) Permit HAPL to incur Debt for borrowed money other than pursuant to this Agreement and (ii) engage in any transaction involving a loan, advance, capital or other contribution or any other transaction pursuant to which cash or other assets are transferred from Hirsch to HAPL (an "Inter Company Transaction"), other than transactions which at any time do not exceed the lesser of (x) the difference between (i) one hundred (100%) percent of the net present value of HAPL's lease receivables and (2) the principal amount outstanding under the Revolving Credit Loans (HAPL) or (y) the following amounts: (a) from the date of this Agreement until January 31, 1998, $12,500,000.00; (b) from January 31, 1998 until January 31, 1999,
$16,500,000.00; and (c) from January 31, 1999 and thereafter, $21,000,000.00.

     (s) Inter Company Transactions. Engage in any transaction involving a loan, advance, capital or other contribution or any other transaction (other than transactions in the ordinary course of business which comply with Section 5.02(g)) pursuant to which cash or other assets are transferred from Hirsch to any Subsidiary (an "Inter Company Transaction") (other than HAPL, for which Inter Company Transactions are governed by Section 5.02(r)), if the aggregate
(i) Inter Company Transactions with any Guarantor (other than HAPL) would exceed $5,000,000.00 at any time or (ii) Inter Company Transactions with all Subsidiaries other than Guarantors would exceed $2,000,000.00 at any time, provided that Hirsch shall be permitted to make additional capital investments not exceeding $1,000,000.00 in the aggregate in Tajima USA, Inc. during the term of this Agreement.

     SECTION 5.03. Financial Requirements. So long as (i) any part of the Total Commitment shall be in effect, (ii) any amount shall remain outstanding under any of the Notes, or (iii) any Letter of Credit, accepted draft or deferred payment obligation under a Letter of Credit is outstanding:

     (a) Minimum Consolidated Tangible Net Worth. Hirsch and the Guarantors will maintain at all times a Consolidated Tangible Net Worth ("TNW") of not less than the following, to be tested quarterly:


         Period                              Minimum TNW

From the date of this                   90% of TNW at July 31, 1997
 Agreement until January 31,1998        ("Base TNW")

From January 31, 1998 until             the sum of (x) Base TNW and
January 31, 1999                        (y) the difference between
                                        (1) $7,500,000.00 and (2)
                                        Hirsch's consolidated net
                                        income for the first two
                                        quarters of fiscal year 1998

From January 31, 1999 and until         $7,500,000.00 over the
January 31, 2000                        required TNW at January 31, 1998

From January 31, 2000 and until         $8,000,000.00 over the
January 31, 2001                        required TNW at January 31, 1999

From January 31, 2001 and               $10,000,000.00 over the
thereafter                              required TNW at the previous
                                        fiscal year end

     (b) Consolidated Capital Expenditures. Hirsch, the Guarantors and their respective Subsidiaries will not make Consolidated Capital Expenditures in excess of $4,500,000.00 in the aggregate during any fiscal year, provided that Hirsch, the Guarantors and their respective Subsidiaries may make Consolidated Capital Expenditures in excess of such amount solely for the purchase of a new building(s) or expansion of their existing building(s) in amounts not in excess of $5,000,000.00 in the aggregate.

     (c) Quick Asset Ratio. Hirsch and the Guarantors will at all times maintain a Quick Asset Ratio of not less than 0.75 to 1.0, such ratio to be tested quarterly.

     (d) Funded Debt to EBITDA Ratio. Hirsch and Guarantors will maintain at all times on a consolidated basis, a Funded Debt to EBITDA Ratio, to be tested quarterly, of not greater than the following:

          Period                         Funded Debt to EBITDA Ratio

         From the date of this Agreement          2.50 to 1.0
         until January 31, 1998

         From January 31, 1998 and                2.25 to 1.0
         thereafter.

     (e) Fixed Charge Coverage Ratio. Hirsch and Guarantors will maintain at all times on a consolidated basis a minimum Fixed Charge Coverage Ratio of not less than 3.50 to 1.0, such ratio to be tested quarterly.

     (f) Minimum Tangible Net Worth (HAPL). (i) HAPL will maintain a Tangible Net Worth of not less than the following:

                  Period                               Minimum TNW

                  From the date of this Agreement     $4,000,000.00
                  until January 31, 1998

                  From January 31, 1998 and           $500,000.00 in excess
                   thereafter

     (g) HAPL shall maintain at all times a ratio of HAPL EBIT to Interest Expense of at least 1.50:1.0.

                                   ARTICLE VI

                                EVENTS OF DEFAULT

     SECTION 6.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

     (a) A Borrower shall fail to pay any installment of principal of, or interest on, any of the Notes when due, or any fees or other amounts owed in connection with this Agreement or Hirsch shall fail to reimburse the Letter of Credit Issuer for any draw, accepted draft, deferred payment obligations or any other amounts owed in connection with any Letters of Credit when due; or

     (b) Any representation or warranty made by a Borrower or any Guarantor herein or in the Loan Documents or which is contained in any certificate, document, opinion, or financial or other statement furnished at any time under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or

     (c) A Borrower or any Guarantor shall fail to perform any affirmative covenant contained in Section 5.01 hereof within twenty (20) calendar days of the date required thereunder, or shall fail to perform any other term, covenant, or agreement contained in this Agreement in any other Loan Document (other than the Notes) on its part to be performed or observed; or

     (d) A Borrower, any Guarantor, or any Subsidiary of a Borrower or a Guarantor shall fail to pay any Debt (excluding Debt evidenced by the Notes or the Letters of Credit) of a Borrower, any Guarantor or any such Subsidiary (as the case may be), or any interest or premium thereon, when due (other than trade payables in the ordinary course of business of less than $250,000.00 in the aggregate) (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other default under any agreement or instrument relating to any such Debt, or any other event shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

     (e) A Borrower, any Guarantor or any Subsidiary of a Borrower or a Guarantor shall generally not pay its Debts as such Debts become due, or shall admit in writing its inability to pay its Debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against a Borrower, any Guarantor or any such Subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its Debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and if instituted against a Borrower, any Guarantor or any such Subsidiary shall remain undismissed for a period of 90 days; or a Borrower, any Guarantor or any such Subsidiary shall take any action to authorize any of the actions set forth above in this subsection (e); or

     (f) Any judgment or order or combination of judgments or orders for the payment of money, in excess of $500,000.00 in the aggregate, which sum shall not be subject to full, complete and effective insurance coverage, shall be rendered against a Borrower, any Guarantor or any Subsidiary of a Borrower or a Guarantor and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

     (g) Any Guarantor shall fail to perform or observe any term or provision of its Guaranty or any representation or warranty made by any Guarantor (or any of its officers or partners) in connection with such Guarantor's Guaranty shall prove to have been incorrect in any material respect when made; or

     (h) Any of the following events occur or exist with respect to a Borrower, any Guarantor, any Subsidiary of a Borrower or a Guarantor, or any ERISA
Affiliate: (i) any Prohibited Transaction involving any Plan; (ii) any Reportable Event with respect to any Plan; (iii) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan; (iv) any event or circumstance that might constitute grounds entitling the PBGC to institute proceedings under Section 4042 of ERISA for the termination of, or for the appointment of a trustee to administer, any Plan, or the institution of the PBGC of any such proceedings; (v) complete or partial withdrawal under Section 4201 or 4204 of ERISA from a Multiemployer Plan or the reorganization insolvency, or termination of any Multiemployer Plan; and in each case above, such event or condition, together with all other events or conditions, if any, could in the opinion of the Agent subject a Borrower, any Guarantor, any such Subsidiary or any ERISA Affiliate to any tax, penalty, or other liability to a Plan, a Multiemployer Plan, the PBGC, or otherwise (or any combination thereof) which in the aggregate exceeds or may exceed $500,000.00; or

     (i) This Agreement or any other Loan Document, at any time after its execution and delivery and for any reason, ceases to be in full force and effect in all material respects or shall be declared to be null and void, or the validity or enforceability of any document or instrument delivered pursuant to this Agreement shall be contested by a Borrower, any Guarantor or any party to such document or instrument or a Borrower, any Guarantor or any party to such document or instrument shall deny that it has any or further liability or obligation under any such document or instrument; or

     (j) An event of default specified in any Loan Document other than this Agreement shall have occurred and be continuing.

     SECTION 6.02. Remedies on Default. Upon the occurrence and continuance of an Event of Default the Agent may, and at the request of the Required Banks shall, by notice to the Borrowers take any or all of the following actions: (i) terminate the Total Commitment, (ii) declare the Notes, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, and (iii) demand that Hirsch provide the Letter of Credit Issuer with cash collateral for any undrawn Letters of Credit and any accepted drafts or deferred payment obligations under any Letters of Credit, whereupon the Total Commitment shall be terminated, the Notes, all such interest, all such cash collateral and all such other amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrowers and (iv) proceed to enforce its rights whether by suit in equity or by action at law, whether for specific performance of any covenant or agreement contained in this Agreement or any Loan Document, or in aid of the exercise of any power granted in either this Agreement or any Loan Document or proceed to obtain judgment or any other relief whatsoever appropriate to the enforcement of its rights, or proceed to enforce any other legal or equitable right which the Agent or the Banks may have by reason of the occurrence of any Event of Default hereunder or under any Loan Document, provided, however, upon the occurrence of an Event of Default referred to in
Section 6.01(e), the Total Commitment shall be immediately terminated, the Notes, all interest thereon, all such cash collateral and all other amounts payable under this Agreement shall be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrowers. Any amounts collected pursuant to action taken under this Section 6.02 shall be applied to the payment of, first, any costs incurred by the Agent in taking such action, including but without limitation attorneys fees and expenses, second, to provide cash collateral to the Letter of Credit Issuer for any undrawn Letters of Credit, accepted drafts or deferred payment obligations, third, to payment of the accrued interest on the Notes and fourth, to payment of the unpaid principal of the Notes.

     SECTION 6.03. Remedies Cumulative. No remedy conferred upon or reserved to the Agent or the Banks hereunder or in any Loan Document is intended to be exclusive of any other available remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Agreement or any Loan Document or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Agent or the Banks to exercise any remedy reserved in this Article VI, it shall not be necessary to give any notice, other than such notice as may be herein expressly required in this Agreement or in any Loan Document.



                                      - 6 -

                                   ARTICLE VII

                  THE AGENT; RELATIONS AMONG BANKS AND BORROWER

     SECTION 7.01. Appointment, Powers and Immunities of Agent. Each Bank hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under any other Loan Document with such powers as are specifically delegated to the Agent by the terms of this Agreement and any other Loan Document, together with such other powers as are reasonably incidental thereto. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and any other Loan Document, and shall not by reason of this Agreement be a trustee or fiduciary for any Bank. The Agent shall not be responsible to the Banks for any recitals, statements, representations or warranties made by the Borrowers or the Guarantors, or any officer or official of the Borrowers or Guarantors, or any of them, or any other Person contained in this Agreement or any other Loan Document, or in any certificate or other document or instrument referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, legality, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document or instrument referred to or provided for herein or therein, except as explicitly provided herein, or for the failure by the Borrowers, the Guarantors, or any of them to perform any of their or its respective obligations hereunder or thereunder. The Agent may employ agents and attorneys-in-fact and shall not be responsible, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Except as otherwise explicitly provided herein, neither the Agent nor any of its directors, officers, employees or agents shall be liable or responsible to any Bank for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith, except for its or their own gross negligence or wilful misconduct. The Borrowers shall pay any fee agreed to by the Borrowers and the Agent with respect to the Agent's services hereunder.

     SECTION 7.02. Reliance by Agent. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent with reasonable care. The Agent may deem and treat each Bank as the holder of the Loans made by it for all purposes hereof unless and until a notice of the permitted transfer thereof satisfactory to, the Agent signed by such Bank shall have been furnished to the Agent but the Agent shall not be required to deal with any Person who has acquired a participation in any Loan from a Bank. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks and any other holder of all or any portion of any Loan.

     SECTION 7.03. Defaults. The Agent shall not be deemed to have knowledge of the occurrence of a Default or Event of Default (other than the non-payment of principal of or interest on the Loans) unless the Agent has actual knowledge of any Default or Event of Default or has received notice from a Bank or a Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default." In the event that the Agent receives such a notice of, or otherwise has actual knowledge of the occurrence of a Default or Event of Default, the Agent shall give prompt notice thereof to the Banks (and shall give each Bank prompt notice of each such non-payment). The Agent shall (subject to
Section 7.08) take such action with respect to such Default or Event of Default which is continuing as shall be directed by the Required Banks; provided that, unless and until the Agent shall have received such directions, the Agent may take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Banks; and provided further that the Agent shall not be required to take any such action which it determines to be contrary to law.

     SECTION 7.04. Rights of Agent as a Bank. With respect to the Loans made by it, the Agent in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its capacity as a Bank. The Agent or any Bank and their respective Affiliates may (without having to account therefor to any other Bank except as otherwise expressly provided in this Agreement) accept deposits from, lend money to (on a secured or unsecured basis), and generally engage in any kind of banking, trust or other business with, the Borrowers, the Guarantors or any of them (and any of their Affiliates); provided that no payment or lien priority shall be given to the Agent or to any Bank for any other transaction without the express written approval of all of the other Banks. In the case of BNY, it may do so as if it were not acting as the Agent, and the Agent may accept fees and other consideration from the Borrowers, the Guarantors or any of them for services in connection with this Agreement or otherwise without having to account for the same to the Banks. Although the Agent or a Bank or any of their respective Affiliates may in the course of such relationships and relationships with other Persons acquire information about the Borrowers, the Guarantors, their Affiliates and such other Persons, neither the Agent nor such Bank shall have any duty to the other Banks or the Agent to disclose such information to the other Banks or the Agent except as otherwise provided herein with respect to the occurrence of an Event of Default.

     SECTION 7.05. Indemnification of Agent. The Banks agree to indemnify the Agent (to the extent not reimbursed under Section 8.04 or under the applicable provisions of any other Loan Document, but without limiting the obligations of the Borrowers and Guarantors under Section 8.04 or such provisions), ratably in accordance with their respective percentages of the Total Commitment (without giving effect to any participation in all or any portion of the Total Commitment sold by them to any other Person), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, any other Loan Document or any other documents contemplated by or referred to herein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses which the Borrowers and Guarantors are obligated to pay under Section 8.04 or under the applicable provisions of any other Loan Document but excluding, unless a Default or Event of Default has occurred, normal administrative costs and expenses incidental to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents or instruments; provided that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or wilful misconduct of the party to be indemnified.

     SECTION 7.06. Documents. It is the responsibility of the Borrowers to forward to each Bank, on or before the due dates set forth herein, a copy of each report, notice or other document required by this Agreement or any other Loan Document to be delivered to the Agent. The Agent is not responsible for forwarding such information to the Banks.

     SECTION 7.07. Non-Reliance on Agent and Other Banks. Each Bank agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrowers, the Guarantors and their Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any other Loan Document. The Agent shall not be required to keep itself informed as to the performance or observance by the Borrowers or Guarantors of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrowers, the Guarantors or any Subsidiary. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to any other Bank to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrowers, the Guarantors or any Subsidiary (or any of their Affiliates) which may come into the possession of the Agent or of its Affiliates. The Agent shall not be required to file this Agreement, any other Loan Document or any document or instrument referred to herein or therein, or record or give notice of this Agreement, any other Loan Document or any document or instrument referred to herein or therein, to any Person.

     SECTION 7.08. Failure of Agent to Act. Except for action expressly required of the Agent hereunder, the Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall have received further assurances (which may include cash collateral) of the indemnification obligations of the Banks under Section 7.05 in respect of any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

     SECTION 7.09. Resignation of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving written notice thereof to the Banks and the Borrowers. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a bank which has an office in New York, New York. The Required Banks or the retiring Agent, as the case may be, shall upon the appointment of a Successor Agent promptly so notify the Borrowers, the Guarantors and the other Banks. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation as Agent, the provisions of this Article 7 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

     SECTION 7.10. Amendments Concerning Agency Function. The Agent shall not be bound by any waiver, amendment, supplement or modification of this Agreement or any other Loan Document which affects its duties hereunder or thereunder unless it shall have given its prior written consent thereto.

     SECTION 7.11. Liability of Agent. The Agent shall not have any liabilities or responsibilities to the Borrowers, the Guarantors or any of them on account of the failure of any Bank to perform its obligations hereunder or to any Bank on account of the failure of the Borrowers, the Guarantors or any of them to perform their or its obligations hereunder or under any other Loan Document.

     SECTION 7.12. Transfer of Agency Function. Without the consent of the Borrowers, the Guarantors or any Bank, the Agent may at any time or from time to time transfer its functions as Agent hereunder to any of its offices wherever located, provided that the Agent shall promptly notify the Borrowers, the Guarantors and the Banks thereof.

     SECTION 7.13. Withholding Taxes. Each Bank represents that it is entitled to receive any payments to be made to it hereunder without the withholding of any tax and will furnish to the Agent such forms, certifications, statements and other documents as the Agent may request from time to time to evidence such Bank's exemption from the withholding of any tax imposed by any jurisdiction or to enable the Agent to comply with any applicable laws or regulations relating thereto. Without limiting the effect of the foregoing, if any Bank is not created or organized under the laws of the United States of America or any state thereof, in the event that the payment of interest by either Borrower is treated for U.S. income tax purposes as derived in whole or in part from sources from within the U.S., such Bank will furnish to the Agent Form 4224 or Form 1001 of the Internal Revenue Service, or such other forms, certifications, statements or documents, duly executed and completed by such Bank as evidence of such Bank's exemption from the withholding of U.S. tax with respect thereto. The Agent shall not be obligated to make any payments hereunder to such Bank in respect of any Loan until such Bank shall have furnished to the Agent the requested form, certification, statement or document.

     SECTION 7.14. Several Obligations and Rights of Banks. The failure of any Bank to make any Loan to be made by it on the date specified therefor shall not relieve any other Bank of its obligation to make its Loan on such date, but no Bank shall be responsible for the failure of any other Bank to make a Loan to be made by such other Bank.

     SECTION 7.15. Pro Rata Treatment of Loans, Etc. Except to the extent otherwise provided, each prepayment and payment of principal of or interest on Loans of a particular type and a particular Interest Period shall be made to the Agent for the account of the Banks holding Loans of such type and Interest Period pro rata in accordance with the respective unpaid principal amounts of such Loans of such Interest Period held by such Banks.

         SECTION 7.16. Sharing of Payments Among Banks. If a Bank shall obtain payment of any principal of or interest on any Loan made by it through the exercise of any right of setoff, banker's lien, counterclaim, or by any other means, it shall share such payment with the other Banks and the amount of such payment shall be applied to reduce the Loans of all the Banks pro rata in accordance with the unpaid principal on the Loans held by each of them, and make such other adjustments from time to time as shall be equitable to the end that all the Banks shall share the benefit of such payment (net of any expenses which may be incurred by such Bank in obtaining or preserving such benefit) pro rata in accordance with the unpaid principal and interest on the Loans held by each of them. To such end the Banks shall make appropriate adjustments among themselves if such payment is rescinded or must otherwise be restored. The Borrowers agree that any Bank so purchasing a participation (or direct interest) in the loans made by the other Banks may exercise all rights of set off, banker's lien, counterclaim or similar rights with respect to such participation (or direct interest). Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness of the Borrowers. Notwithstanding the foregoing or any other provision of this Agreement, no right or remedy of any Bank relating to any assets of the Borrowers (including real property, improvements or fixtures) not covered by this Agreement or the Loan Documents shall in any way be affected by this Agreement or otherwise with respect to any other indebtedness of the Borrowers to any of the Banks.

     SECTION 7.17. Nonreceipt of Funds by Agent. Unless the Agent shall have received notice from a Bank prior to the date on which such Bank is to provide funds to the Agent for a Loan to be made by such Bank that such Bank will not make available to the Agent such funds, the Agent may assume that such Bank has made such funds available to the Agent on the date of such Loan, and the Agent in its sole discretion may, but shall not be obligated to, in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount. If and to the extent that such Bank shall not have so made such funds available to the Agent, such Bank agrees to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrowers until the date such amount is repaid to the Agent, at the customary rate set by the Agent for the correction of errors among banks for three Business Days and thereafter at the Prime Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan for purposes of this Agreement. If such Bank does not pay such corresponding amount forthwith upon Agent's demand therefor, the Agent shall promptly notify the affected Borrower, and such Borrower shall immediately pay such corresponding amount to the Agent with interest thereon, for each day from the date such amount is made available to such Borrower until the date such amount is repaid to the Agent, at the rate of interest applicable at the time to such proposed Loan.

     Unless the Agent shall have received notice from a Borrower prior to the date on which any payment is due to the Banks hereunder that such Borrower will not make such payment in full, the Agent may assume that such Borrower has made such payment in full to the Agent on such date and the Agent in its sole discretion may, but shall not be obligated to, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent such Borrower shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the customary rate set by the Agent for the correction of errors among banks for three Business Days and thereafter at the Prime Rate.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     SECTION 8.01. Amendments. Etc. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Borrowers, the Guarantors, the Agent and the Required Banks, and any provision of this Agreement may be waived by the Borrowers (if such provision requires performance by the Agent or the Banks) or by the Agent acting with the consent of the Required Banks (if such provision requires performance by the Borrowers); provided that no amendment, modification or waiver shall, unless by an instrument signed by all of the Banks or by the Agent acting with the consent of all of the Banks: (a) increase or extend the term of the Commitment or the Loans, (b) extend the date fixed for the payment of principal of or interest on any Loan, (c) reduce the amount of any payment of principal thereof or the rate at which interest is payable thereon or any fee payable hereunder, (d) alter the terms of this Section 8.01, (e) amend the definition of the term "Required Banks", (f) change the fees payable to any Bank except as otherwise provided herein, (g) permit a Borrower to transfer or assign any of its obligations hereunder or under the Loan Documents, (h) amend the provisions of Article 7 hereof, (i) give any payment priority to any Person (including any of the Banks) over amounts due in connection with the Loans or the Letters of Credit, or (j) release any Collateral (other than as permitted by the Security Agreement). No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 8.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed via certified mail, telegraphed, sent by overnight mail delivery service, sent by facsimile or delivered, if to Hirsch or any Guarantor, at the address of Hirsch or Guarantor, as the case may be, set forth at the beginning of this Agreement with a copy to Irvin Brum, Esq., Ruskin, Moscou, Evans & Faltischek, P.C., 170 Old Country Road, Mineola, New York 11501 and if to the Agent or any Bank, at the address of the Agent or such Bank set forth at the beginning of this Agreement to the attention of Hirsch International Corp.
Account Officer, or, as to each party, at such other address as shall be designated by such party in a written notice complying as to delivery with the terms of this Section 8.02 to the other parties. All such notices and communications shall be effective when mailed, telegraphed or delivered, except that notices to the Bank shall not be effective until received by the Bank.

     SECTION 8.03. No Waiver, Remedies. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right, power or remedy under any Loan Document, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

     SECTION 8.04. Costs, Expenses and Taxes. The Borrowers agree to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration of this Agreement, the Notes, the Letters of Credit and any other Loan Documents, including, without limitation, the reasonable fees and expenses of counsel for the Agent with respect thereto and with respect to advising the Banks as to their respective rights and responsibilities under this Agreement, and all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Agreement, the Notes, the Letters of Credit and any other Loan Documents. The Borrowers shall at all times protect, indemnify, defend and save harmless the Agent and the Banks from and against any and all claims, actions, suits and other legal proceedings, and liabilities, obligations, losses, damages, penalties, judgments, costs, expenses or disbursements which the Agent or the Banks may, at any time, sustain or incur by reason of or in consequence of or arising out of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. The Borrowers acknowledge that it is the intention of the parties hereto that this Agreement shall be construed and applied to protect and indemnify the Agent and the Banks against any and all risks involved in the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, all of which risks are hereby assumed by the Borrowers, including, without limitation, any and all risks of the acts or omissions, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority, provided that the Borrowers shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent or any Bank's gross negligence or willful misconduct. The provisions of this Section 8.04 shall survive the payment of the Notes and the termination of this Agreement.

     SECTION 8.05. Right of Set-off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the declaration of the making of the Notes due and payable pursuant to the provisions of Section 6.02, the Banks each are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Banks to or for the credit or the account of either Borrower or any Guarantor against any and all of the obligations of the Borrowers or any Guarantor now or hereafter existing under this Agreement and the Notes, irrespective of whether or not the Agent or the Banks shall have made any demand under this Agreement or the Notes and although such obligations may be unmatured. The rights of the Banks under this Section are in addition to all other rights and remedies (including, without limitation, other rights of set-off) which the Agent and the Banks may have.

     SECTION 8.06. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrowers, the Guarantors, the Agent and the Banks.

     SECTION 8.07. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.

     (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrowers and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrowers hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clauses (a) through (i) of Section 8.01 without the consent of the Participant. The Borrowers agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of this Article VIII with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

     (c) (i) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part (equivalent to an initial Commitment of not less than $5,000,000) of all, of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit E hereto executed by such Assignee and such transferor Bank, with, so long as no Default or Event of Default has occurred and is continuing, (and subject to) the subscribed consent of the Borrowers, which shall not be unreasonably withheld, and the Agent; provided that if an Assignee is an affiliate of such transferor Bank, no such consent shall be required. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required.

     (ii) Upon the  consummation  of any assignment  pursuant to this subsection
(c), the transferor Bank, the Agent and the Borrowers shall make appropriate arrangements so that, if required, a new Note is issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Agent an administrative fee for processing such assignment in the amount of $3,500.00. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of any Unites States federal income taxes in accordance with Section 7.13.

     (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

     SECTION 8.08. Further Assurances. The Borrowers and each Guarantor agree at any time and from time to time at its expense, upon request of the Agent, the Banks or their respective counsel, to promptly execute, deliver, or obtain or cause to be executed, delivered or obtained any and all further instruments and documents and to take or cause to be taken all such other action the Agent or any Bank may deem desirable in obtaining the full benefits of this Agreement.

     SECTION 8.09. Section Headings, Severability, Entire Agreement. Section and subsection headings have been inserted herein for convenience only and shall not be construed as part of this Agreement. Every provision of this Agreement and each Loan Document is intended to be severable; if any term or provision of this Agreement, any Loan Document, or any other document delivered in connection herewith shall be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions hereof or thereof shall not in any way be affected or impaired thereby. All exhibits and schedules to this Agreement shall be annexed hereto and shall be deemed to be part of this Agreement. This Agreement and the exhibits and schedules attached hereto embody the entire Agreement and understanding between the Borrowers, the Guarantors, the Agent and the Banks and supersede all prior agreements and understandings relating to the subject matter hereof provided, however, that to the extent that the provisions of the Commitment Letter are not inconsistent with the provisions of this Agreement and the other Loan Documents but are cumulative with respect thereto, such provisions of the Commitment Letter shall survive the execution and delivery of this Agreement.

     SECTION 8.10. Governing Law. This Agreement, the Notes and all other Loan Documents shall be governed by, and construed in accordance with, the laws of the State of New York.

     SECTION 8.11. Waiver of Jury Trial. The Borrowers, each Guarantor, the Agent and the Banks waive all rights to trial by jury on any cause of action directly or indirectly involving the terms, covenants or conditions of this Agreement or any Loan Document.

     SECTION 8.12. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BANK OF NEW YORK, as Agent

By:____________________________
   Steven E. Ratner
   Vice President

THE BANK OF NEW YORK

By:____________________________
   Steven E. Ratner
   Vice President

FLEET BANK, N.A.

By:____________________________
   Name:
   Title:

MELLON BANK

By:____________________________
   Morris Danon
   Senior Vice President

HIRSCH INTERNATIONAL CORP.

By:____________________________
   Kenneth Shifrin
   Chief Financial Officer

HAPL LEASING CO., INC.

By:____________________________
   Kenneth Shifrin
   Vice President

PULSE MICROSYSTEMS, LTD.

By:____________________________
   Kenneth Shifrin
   Vice President

SEWING MACHINE EXCHANGE, INC.

By:____________________________
   Kenneth Shifrin
   Vice President

SEDECO, INC.

By:____________________________
   Kenneth Shifrin
   Vice President

HIRSCH EQUIPMENT CONNECTION, INC.

By:
   Kenneth Shifrin
   Chief Financial Officer

                                                   SCHEDULE 1.01

                                      Total Commitments (Hirsch) of Each Bank


                  The Bank of New York    -  $27,000,000.00

                  Fleet Bank, N.A.        -  $21,000,000.00

                  Mellon Bank, N.A.                      -  $12,000,000.00


                                       Total Commitments (HAPL) of Each Bank


                  The Bank of New York    -  $ 4,500,000.00

                  Fleet Bank, N.A.        -  $ 3,500,000.00

                  Mellon Bank, N.A.                      -  $ 2,000,000.00

                                SCHEDULE 4.01(a)




                         STATE OF INCORPORATION            IDENTITY AND
                        AND EACH STATE IN WHICH           PERCENTAGE OF
SUBSIDIARY'S NAME         IT IS QUALIFIED TO DO            OWNERSHIP OF
   AND ADDRESS                  BUSINESS                  EACH SHAREHOLDER

                                SCHEDULE 4.01 (t)


             Nature of       Amount of          Liens Securing
Creditor     Agreement        Credit               Credit

                                SCHEDULE 4.01 (v)

                                 FUNDING SOURCES

1.       AT&T Capital Leasing Services, Inc.
         1 Research Drive
         West Burrow, MA  01581

2.       The CIT Group/Equipment Financing, Inc.
         1180 West Snedesford Road
         Berwyn, PA  19312

3.       ORIX Credit Alliance
         100 Dutch Hill Road
         Orangeburg, NY  10962

4.       Execulease Finance Group
         The Execulease Building
         Elmont, NY  11003

5.       Finova Capital Corporation
         3601 Minnesota Drive, Suite 960
         Bloomington, MN  55435

6.       JLA Credit Corporation 970 W. 190th Street Torrance, CA 90502

7.       Norwest Financial Leasing, Inc.
         1805 Sardis Road, Suite 100A
         Charlotte, NC  28227

                                SCHEDULE 5.02(a)


Creditor             Amount              Property Subject to Lien

                                SCHEDULE 5.02(b)



     Creditor                                   Amount

                                SCHEDULE 5.02(i)



     Description of All Guaranties:

                                    EXHIBIT A

                         REVOLVING CREDIT NOTE (HIRSCH)

        $_________________                                 Garden City, New York
                                                                __________, 199_


     FOR VALUE RECEIVED, on the Maturity Date, HIRSCH INTERNATIONAL CORP., a Delaware corporation, having its principal place of business at 200 Wireless Boulevard, Hauppauge, New York 11788 ("Borrower"), promises to pay to the order of __________________ ("Bank") at the office of The Bank of New York, as Agent, located at 604 Broad Hollow Road, Melville, New York 11747, the principal sum of the lesser of: (a) ________________ ($___________) DOLLARS; or (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by Bank to Borrower pursuant to the Agreement (as defined below). Borrower shall pay interest on the unpaid principal balance of this Note from time to time outstanding, at said office, at the rates of interest, at the times and for the periods set forth in the Agreement. All payments including prepayments on this Note shall be made in lawful money of the United States of America in immediately available funds. Except as otherwise provided in the Agreement, if a payment becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon at the rate herein specified during such extension. Borrower hereby authorizes Bank to enter from time to time the amount of each Loan to Borrower and the amount of each payment on a Loan on the schedule annexed hereto and made a part hereof. Failure of Bank to record such information on such schedule shall not in any way effect the obligation of Borrower to pay any amount due under this Note. This Note is one of the Revolving Credit Notes (Hirsch) referred to in that certain First Amendment to Loan Agreement among Borrower, certain Guarantors, The Bank of New York, as Agent, The Bank of New York, Fleet Bank, N.A. and Mellon Bank, N.A. of even date herewith (the "Agreement"), as such Agreement may be amended from time to time, and is subject to prepayment and its maturity is subject to acceleration upon the terms contained in said Agreement. All capitalized terms used in this Note and not defined herein shall have the meanings given them in the Agreement. If any action or proceeding be commenced to collect this Note or enforce any of its provisions, Borrower further agrees to pay all costs and expenses of such action or proceeding and attorneys' fees and expenses and further expressly waives any and every right to interpose any counterclaim in any such action or proceeding. Borrower hereby submits to the jurisdiction of the Supreme Court of the State of New York and agrees with Bank that personal jurisdiction over Borrower shall rest with the Supreme Court of the State of New York for purposes of any action on or related to this Note, the liabilities, or the enforcement of either or all of the same. Borrower hereby waives personal service by manual delivery and agrees that service of process may be made by post-paid certified mail directed to the Borrower at the Borrower's address set forth above or at such other address as may be designated in writing by the Borrower to Bank in accordance with Section 8.02 of the Agreement, and that upon mailing of such process such service be effective with the same effect as though personally served. Borrower hereby expressly waives any and every right to a trial by jury in any action on or related to this Note, the liabilities or the enforcement of either or all of the same. Subject to the provisions of the Agreement, Bank may transfer this Note and may deliver the security or any part thereof to the transferee or transferees, who shall thereupon become vested with all the powers and rights above given to Bank in respect thereto, and Bank shall thereafter be forever relieved and fully discharged from any liability or responsibility in the matter. The failure of any holder of this Note to insist upon strict performance of each and/or all of the terms and conditions hereof shall not be construed or deemed to be a waiver of any such term or condition. Borrower and all endorsers and guarantors hereof waive presentment and demand for payment, notice of non-payment, protest, and notice of protest. This Note shall be construed in accordance with and governed by the laws of the State of New York. HIRSCH INTERNATIONAL CORP.


                               By:
                                  Kenneth Shifrin
                                  Chief Financial Officer

                       Schedule of Revolving Credit Loans

                            Amount of
                            Principal                                 Unpaid                Name of
Making  Amount of  Type of  Paid or                              Principal Person
 Date     Loan      Loan    Prepaid      Balance      Notation        Making

                                    EXHIBIT B

                          REVOLVING CREDIT NOTE (HAPL)

    $_______________                                      Garden City, New York
                                                         __________, 199_


     FOR VALUE RECEIVED, on the Maturity Date, HAPL LEASING CO., INC., a New York corporation, having its principal place of business at 200 Wireless Boulevard, Hauppauge, New York 11788 ("Borrower"), promises to pay to the order of __________________ ("Bank") at the office of The Bank of New York, as Agent, located at 604 Broad Hollow Road, Melville, New York 11747, the principal sum of the lesser of: (a) ________________ ($___________) DOLLARS; or (b) the aggregate unpaid principal amount of all Revolving Credit Loans (HAPL) made by Bank to Borrower pursuant to the Agreement (as defined below). Borrower shall pay interest on the unpaid principal balance of this Note from time to time outstanding, at said office, at the rates of interest, at the times and for the periods set forth in the Agreement. All payments including prepayments on this Note shall be made in lawful money of the United States of America in immediately available funds. Except as otherwise provided in the Agreement, if a payment becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon at the rate herein specified during such extension. Borrower hereby authorizes Bank to enter from time to time the amount of each Loan to Borrower and the amount of each payment on a Loan on the schedule annexed hereto and made a part hereof. Failure of Bank to record such information on such schedule shall not in any way effect the obligation of Borrower to pay any amount due under this Note. This Note is one of the Revolving Credit Notes (HAPL) referred to in that certain First Amendment to Loan Agreement among Borrower, certain Guarantors, The Bank of New York, as Agent, The Bank of New York, Fleet Bank, N.A. and Mellon Bank, N.A. of even date herewith (the "Agreement"), as such Agreement may be amended from time to time, and is subject to prepayment and its maturity is subject to acceleration upon the terms contained in said Agreement. All capitalized terms used in this Note and not defined herein shall have the meanings given them in the Agreement. If any action or proceeding be commenced to collect this Note or enforce any of its provisions, Borrower further agrees to pay all costs and expenses of such action or proceeding and attorneys' fees and expenses and further expressly waives any and every right to interpose any counterclaim in any such action or proceeding. Borrower hereby submits to the jurisdiction of the Supreme Court of the State of New York and agrees with Bank that personal jurisdiction over Borrower shall rest with the Supreme Court of the State of New York for purposes of any action on or related to this Note, the liabilities, or the enforcement of either or all of the same. Borrower hereby waives personal service by manual delivery and agrees that service of process may be made by post-paid certified mail directed to the Borrower at the Borrower's address set forth above or at such other address as may be designated in writing by the Borrower to Bank in accordance with Section 8.02 of the Agreement, and that upon mailing of such process such service be effective with the same effect as though personally served. Borrower hereby expressly waives any and every right to a trial by jury in any action on or related to this Note, the liabilities or the enforcement of either or all of the same. Subject to the provisions of the Agreement, Bank may transfer this Note and may deliver the security or any part thereof to the transferee or transferees, who shall thereupon become vested with all the powers and rights above given to Bank in respect thereto, and Bank shall thereafter be forever relieved and fully discharged from any liability or responsibility in the matter. The failure of any holder of this Note to insist upon strict performance of each and/or all of the terms and conditions hereof shall not be construed or deemed to be a waiver of any such term or condition. Borrower and all endorsers and guarantors hereof waive presentment and demand for payment, notice of non-payment, protest, and notice of protest. This Note shall be construed in accordance with and governed by the laws of the State of New York. HAPL LEASING CO., INC.


                                    By:  Kenneth Shifrin
                                        -----------------------
                                         Vice President

                    Schedule of Revolving Credit Loans (HAPL)

                            Amount of
                            Principal                                   Unpaid                Name of
Making  Amount of  Type of  Paid or                                 Principal  Person Making
 Date     Loan      Loan    Prepaid      Balance      Notation

                                    EXHIBIT C
                                 TERM LOAN NOTE
                                                          Garden City, New York
$_______________                                            _____________, 199_


     FOR VALUE RECEIVED, HIRSCH INTERNATIONAL CORP., a Delaware corporation, having its principal place of business at 200 Wireless Boulevard, Hauppauge, New York 11788 ("Borrower") promises to pay to the order of _____________ ("Bank") at the office of The Bank of New York, as Agent, located at 604 Broad Hollow Road, Melville, New York 11747, the principal sum of _____________ ($___________) DOLLARS in twelve (12) quarterly principal installments, each of the first eleven (11) such installments being in the principal amount of $_____________, commencing on the first Term Loan Installment Date after the date hereof and continuing on each Term Loan Installment Date thereafter until the twelfth (12th) Term Loan Installment Date, when any remaining principal amount shall be due and payable. Borrower shall pay interest on the unpaid balance of this Note from time to time outstanding at said office, at the rates of interest, at the times and for the periods as set forth in the Agreement (as defined below). All payments including prepayments on this Term Loan Note shall be made in lawful money of the United States of America in immediately available funds. Except as otherwise provided in the Agreement, if a payment becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon at the rate herein specified during such extension. This Term Loan Note is one of the Term Loan Notes referred to in that certain First Amendment to Loan Agreement among Borrower, certain Guarantors, The Bank of New York, as Agent, The Bank of New York Fleet Bank, N.A. and Mellon Bank, N.A. dated as of September 26, 1997 (the "Agreement"), as such Agreement may be amended from time to time, and is subject to prepayment and its maturity is subject to acceleration upon the terms contained in said Agreement. All capitalized terms used in this Term Loan Note and not defined herein shall have the meanings given them in the Agreement. If any action or proceeding be commenced to collect this Term Loan Note or enforce any of its provisions, Borrower further agrees to pay all costs and expenses of such action or proceeding and attorneys' fees and expenses and further expressly waives any and every right to interpose any counterclaim in any such action or proceeding. Borrower hereby submits to the jurisdiction of the Supreme Court of the State of New York and agrees with Bank that personal jurisdiction over Borrower shall rest with the Supreme Court of the State of New York for purposes of any action on or related to this Term Loan Note, the liabilities, or the enforcement of either or all of the same. Borrower hereby waives personal service by manual delivery and agrees that service of process may be made by post-paid certified mail directed to Borrower at Borrower's address designated in the Agreement or at such other address as may be designated in writing by Borrower to Bank in accordance with Section 7.02 of the Agreement, and that upon mailing of such process such service be effective with the same effect as though personally served. Borrower hereby expressly waives any and every right to a trial by jury in any action on or related to this Term Loan Note, the liabilities or the enforcement of either or all of the same. Subject to the provisions of the Agreement, Bank may transfer this Term Loan Note and may deliver the security or any part thereof to the transferee or transferees, who shall thereupon become vested with all the powers and rights above given to Bank in respect thereto, and Bank shall thereafter be forever relieved and fully discharged from any liability or responsibility in the matter. The failure of any holder of this Term Loan Note to insist upon strict performance of each and/or all of the terms and conditions hereof shall not be construed or deemed to be a waiver of any such term or condition. Borrower and all endorsers and Guarantors hereof waive presentment and demand for payment, notice of non-payment, protest, and notice of protest. This Term Loan Note shall be construed in accordance with and governed by the laws of the State of New York.

                                        HIRSCH INTERNATIONAL CORP.

                                        By:___________________________
                                           Kenneth Shifrin
                                           Chief Financial Officer

                                                     EXHIBIT D

                                            BORROWING BASE CERTIFICATE

Date: __________________, 199__

The Bank of New York, as Agent
604 Broad Hollow Road
Melville, New York  11747
Att:____________________

Fleet Bank, N.A.
300 Broad Hollow Road
Melville, New York  11747
Att:____________________

Mellon Bank, N.A.
___ EAB Plaza
Uniondale, New York  11553
Att:____________________

The Bank of New York
604 Broad Hollow Road
Melville, New York  11747
Att:____________________

Gentlemen:

     As required in Section 5.01(m) of our loan agreement, we hereby furnish the following Borrowing Base information as of :

Total Balance of all Leases Outstanding:               X,XXX,XXX.XX
Less Leases to be sold on a recourse basis:             (XXX,XXX.XX)
Total Leases to be sold on a non-recourse basis        X,XXX,XXX.XX

                                        SCHEDULE OF ALL NON-RECOURSE LEASES

Lease                                         Lease                                               Principal
Number                                        Name                                               Outstanding
123                                           ABC Co.                                                  XXX.XX
124                                           XYZ Co.                                            X,XXX,XXX.XX
Total Principal Outstanding                                                X,XXX,XXX.XX

Less Residual  Receivables                   (XXX,XXX.XX)
 Less  Intercompany  Leases                    XX,XXX.XX)
Less Leases at least 60 days past due       (  XX,XXX.XX)
 Less Leases where lessee isat least
 60 days past due on other obligation
 to HAPL                                                                                         ( XX,XXX.XX)
Less Leases to lessees which are not located
 in the United States or Canada                                                                  ( XX,XXX.XX)
Less Leases repurchased by HAPL from
 any Funding Source                                                                              ( XX,XXX.XX)
Less Leases to US and State governments
    or agencies                                                                         XX,XXX.XX
Total Eligible Leases                                                                            X,XXX,XXX.XX


Advance Rate (85%)
Total Availability                                                                               X,XXX,XXX.XX
Total Outstanding                                                                                X,XXX,XXX.XX


     Attached hereto is a schedule of all leases which have one or more payments past due.

     I hereby certify the above information to be true and accurate. I further certify that all leases that have been sold are not included in the above list of leases and, therefore, have not been included in the eligible leases for calculating the Borrowing Base. I further certify that any lease for which a payment is more than 60 days past due is properly reflected as ineligible.

                                              HAPL LEASING CO., INC.

                                              By:_________________________
                                                 Chief Financial Officer

                                    EXHIBIT E

                       ASSIGNMENT AND ASSUMPTION AGREEMENT


     ASSIGNMENT  AND  ASSUMPTION   AGREEMENT  (the  "Assignment")  dated  as  of
__________________ among ___________________ (the "Assignor"), ________________,
(the "Assignee") and THE BANK OF NEW YORK, as Agent (the "Agent").

                                   WITNESSETH

     WHEREAS, this Assignment and Assumption Agreement (the "Assignment") relates to the First Amendment to Loan Agreement dated September 26, 1997 among the Borrowers, the Guarantors, the Assignor as a Bank and the Agent (the "Agreement");

     WHEREAS, as provided under the Agreement, the Assignor has heretofore made Loans to the Borrowers.

     WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Agreement in respect of all or a portion of its Total Commitment and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

     SECTION 2. Assignment. The Assignor hereby sells and assigns to the Assignee, without recourse, and the Assignee hereby purchases and assumes from the Assignor, a ____% interest in and to all of the Assignor's rights and obligations as a Bank under the Agreement as of the Effective Date (as defined below) including, without limitation, such percentage interest in (w) the Assignor's Total Commitment, (x) the Revolving Credit Loans (Hirsch) and Revolving Credit Loans (HAPL) owing to Assignor outstanding on the Effective Date, (y) the Revolving Credit Note (Hirsch) and the Revolving Credit Note
(HAPL) held by the Assignor under the Agreement together with all related unpaid interest accrued from the Effective Date, and (z) the Assignor's participation in Letters of Credit, drawings thereunder, unmatured drafts accepted and deferred payment obligations incurred under Letters of Credit ("Letter of Credit Exposure").

     SECTION 3. Assignor Representations. The Assignor (i) represents and warrants that as of the date hereof, (w) its Total Commitment (unreduced by any assignments thereof which have not yet become effective) is $_____________, (x) the outstanding balance of its Revolving Credit Loans (Hirsch) (unreduced by any assignments thereof which have not yet become effective) is $___________, (y) the outstanding balance of its Revolving Credit Loans (HAPL) (unreduced by any assignments thereof which have not yet become effective) is $___________, and
(z) its Letter of Credit Exposure (unreduced by any assignments which have not yet become effective) is $__________; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to the solvency or financial condition of the Borrowers or the Guarantors, or the performance or observance by the Borrowers or the Guarantors of any of their obligations under the Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto; and (iv) confirms that its Revolving
Credit Note (Hirsch) shall be exchanged as of the Effective Date for (a) a Revolving Credit Note (Hirsch), dated the Effective Date, to be delivered to the Assignee, in an aggregate principal amount of $__________, (b) a Revolving Credit Note (Hirsch), dated the Effective Date, to be delivered to the Assignor, in an aggregate principal amount of $__________, (v) confirms that its Revolving Credit Note (HAPL) shall be exchanged as of the Effective Date for (a) a Revolving Credit Note (HAPL), dated the Effective Date, to be delivered to the Assignee, in an aggregate principal amount of $__________, (b) a Revolving Credit Note (HAPL), dated the Effective Date, to be delivered to the Assignor, in an aggregate principal amount of $__________.

     SECTION 4. Assignee Representations. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Assumption Agreement; (ii) confirms that it has received copies of the Agreement and the Loan Documents, together with copies of such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Agreement and the Notes or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty; (iv) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement and the Loan Documents; and (v) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Agreement are required to be performed by it as a Bank.

     SECTION 5. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in federal funds an amount equal to the outstanding principal of the Revolving Credit Loans assigned hereunder, with accrued but unpaid interest thereon from the Effective Date to the date hereof. Each of the Assignor and the Assignee hereby agree that if either of them receives any amount under the Agreement or any other Loan Document which is for the account of the other, it shall receive the same for the account of such other party to the extent of such other party's interest herein and shall promptly pay the same to the Agent on behalf of such other party.

     SECTION 6.  Effectiveness.  Subject  to the  remaining  provisions  of this
Section 6, the effective date for this Assignment and Assumption Agreement shall be ___________, 19__ (the "Effective Date"). Following the execution of this Assignment and Assumption Agreement, it will be delivered by the Assignor to the Agent for acknowledgment and recording by the Agent. The Assignee agrees to pay to the Agent, on or prior to the Effective Date, the $3,500.00 assignment fee required by Section 8.07 of the Agreement. This Assignment and Assumption Agreement shall become effective, as of the Effective Date, upon (i) its execution by the Agent and (ii) if required by Section 8.07 of the Agreement, the consent of the Borrowers.

     SECTION 7. Effect of Assignment. On and after the Effective Date, (i) the Assignee shall be a party to the Agreement and the other Loan Documents to which each Bank is a party and, to the extent provided in this Assignment and Assumption Agreement, shall have the rights and obligations of a Bank and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Agreement and the other Loan Documents to which it is a party.

     SECTION 8. Payments. From and after the Effective Date, the Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest and other amounts) to the Assignee.

     SECTION 9. Governing Law. This Assignment and Assumption Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 10. Counterparts. This Assignment and Assumption Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

[ASSIGNOR]

By:_____________________
   Name:
   Title:


[ASSIGNEE]

By:_____________________
   Name:
   Title:


THE BANK OF NEW YORK, as Agent

By:____________________
   Name:
   Title:

                              CONSENT OF BORROWERS



     Hirsch International Corp. and HAPL Leasing Co., Inc., the Borrowers under that certain First Amendment to Loan Agreement dated as of September 26, 1997 among Hirsch International Corp., HAPL Leasing Co., Inc., Sewing Machine Exchange, Inc., Pulse Microsystems Ltd., Sedeco, Inc., The Bank of New York, as Agent and The Bank of New York, Fleet Bank, N.A. and Mellon Bank, N.A. as lending banks, as amended or supplemented from time to time (the "Agreement") each hereby consent to the attached Assignment and Assumption Agreement and the transactions contemplated thereby.


Date:_______________                         HIRSCH INTERNATIONAL CORP.

                                          By:_____________________
                                        Name:
                                       Title:

Date:_______________                         HAPL LEASING CO., INC.
By:_____________________                Name:
                                       Title:

     4. Letters of Credit. Each of the parties to this Amendment agree that all Letters of Credit issued and outstanding under the Agreement, as in effect before this Amendment, shall be deemed to have been issued and be deemed outstanding under the Agreement as amended hereby and all rights and obligations of Hirsch, any Guarantor, the Agent, the Issuing Bank and the Banks shall be governed by the Agreement, as amended by this Agreement.

     5. Additional Parties. By its execution of this Amendment, (i) Equipment agrees to become a Guarantor (as defined in the Agreement) and a party to the Agreement and (ii) Mellon agrees to become one of the Banks (as defined in the Agreement) and a party to the Agreement.

     6. Revolving Credit Notes (Hirsch). The Revolving Credit Notes (Hirsch) to be executed and delivered by Hirsch on the date hereof shall replace and supercede the Revolving Credit Notes executed and delivered by Hirsch on January 7, 1997.

     7. Effectiveness. This Amendment shall become effective upon the occurrence of the following events and the receipt and satisfactory review by the Agent and the Banks of the following documents:

     (a) The Agent and each Bank shall have received this Amendment, duly executed by Hirsch, HAPL and each other Guarantor.

     (b) The Agent's counsel shall have been paid their fees and disbursements in connection with this Amendment.

     8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     10. Ratification. Except as hereby amended, the Agreement and all other Loan Documents executed in connection therewith shall remain in full force and effect in accordance with their originally stated terms and conditions. The Agreement and all other Loan Documents executed in connection therewith, as amended hereby, are in all respects ratified and confirmed.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the year and date first above written.

THE BANK OF NEW YORK, as Agent

By:____________________________
   Steven E. Ratner
   Vice President

THE BANK OF NEW YORK

By:____________________________
   Steven E. Ratner
   Vice President

FLEET BANK, N.A.

By:____________________________
   Name:
   Title:

MELLON BANK, N.A.

By:____________________________
   Morris Danon
   Senior Vice President

HIRSCH INTERNATIONAL CORP.

By:____________________________
   Kenneth Shifrin
   Chief Financial Officer

HAPL LEASING CO., INC.

By:____________________________
   Kenneth Shifrin
   Vice President

PULSE MICROSYSTEMS, LTD.

By:____________________________
   Kenneth Shifrin
   Vice President

SEWING MACHINE EXCHANGE, INC.

By:____________________________
   Kenneth Shifrin
   Vice President

SEDECO, INC.

By:____________________________
   Kenneth Shifrin
   Vice President

HIRSCH EQUIPMENT CONNECTION, INC.

By:
   Kenneth Shifrin
   Chief Financial Officer